                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND (NTX)
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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

NOTICE OF ANNUAL MEETING                                  333 West Wacker Drive
OF SHAREHOLDERS                                           Chicago, Illinois 60606
NOVEMBER 17, 2004                                         (800) 257-8787

October 18, 2004

NUVEEN FLOATING RATE INCOME FUND (JFR)

NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND (JPC)

NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2 (JQC)

NUVEEN QUALITY PREFERRED INCOME FUND (JTP)

NUVEEN QUALITY PREFERRED INCOME FUND 2 (JPS)

NUVEEN QUALITY PREFERRED INCOME FUND 3 (JHP)

NUVEEN SENIOR INCOME FUND (NSL)

NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND (NFZ)

NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NKR)

NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NXE)

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)

NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC. (NCA)

NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC. (NCP)

NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NCO)

NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQC)

NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC. (NVC)

NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC. (NUC)

NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. (NPC)

NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. (NCL)

NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND (NCU)

NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NAC)

NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NVX)

NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZH)

NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NKL)

NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND (NKX)

NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND (NFC)

NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NGK)

NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NGO)

NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND (NTC)

NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND (NWF)

NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND (NFL)

NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND (NQF)

NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND (NUF)

NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NZX)

NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NKG)

NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND (NPG)

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND (NFM)

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NZR)

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NWI)

NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND (NMY)

NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND (NGX)

NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND (NMB)

NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (NMT)

NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND (NZW)

NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP)

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND (NOM)

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (NXJ)

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NUJ)

NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ)

NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ)

NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND (NRB)

NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNO)

NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NII)

NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND (NNC)

NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND (NXI)

NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NBJ)

NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NVJ)

NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)

NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NXM)

NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NVY)

NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 (NPY)

NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND (NQP)

NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND (NTX)

NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NGB)

NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNB)

NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND (NPV)

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Floating Rate Income Fund ("Floating Rate"), Nuveen Preferred and Convertible Income Fund ("Preferred Convertible"), Nuveen Preferred and Convertible Income Fund 2 ("Preferred Convertible 2"), Nuveen Quality Preferred Income Fund ("Quality Preferred"), Nuveen Quality Preferred Income Fund 2 ("Quality Preferred 2"), Nuveen Quality Preferred Income Fund 3 ("Quality Preferred 3"), Nuveen Senior Income Fund ("Senior Income"), Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3, Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Insured California

Dividend Advantage Municipal Fund, Nuveen Insured California Tax-Free Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Insured Florida Tax-Free Advantage Municipal Fund, Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen Georgia Premium Income Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen Maryland Premium Income Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund 2, Nuveen North Carolina Dividend Advantage Municipal Fund 3, Nuveen North Carolina Premium Income Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund 3, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Texas Quality Income Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund 2 and Nuveen Virginia Premium Income Municipal Fund, each a Massachusetts business trust, and Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen California Municipal Value Fund, Inc. ("California Value"), Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen California Quality Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc. and Nuveen Ohio Quality Income Municipal Fund, Inc., each a Minnesota corporation (individually, a "Fund" and collectively, the "Funds"), will be held in the Embassy Room of the Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California 94104-2792, on Wednesday, November 17, 2004, at 8:30 a.m., San Francisco time (for each Fund, an "Annual Meeting"), for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting.

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

1. To elect Members to the Board of Directors/Trustees (each a "Board" and each Director or Trustee a "Board Member") of each Fund as outlined below:

          a. For each Fund, except California Value, to elect seven (7) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

             i) five (5) Board Members to be elected by the holders of Common Shares and Taxable Auctioned Preferred Shares for Senior Income; FundPreferred shares for

        Floating Rate, Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2 and Quality Preferred 3; and Municipal Auction Rate Cumulative Preferred Shares for each other Fund (collectively, "Preferred Shares"), voting together as a single class; and

             ii) two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

          b. For California Value, to elect three (3) Board Members for multiple year terms or until their successors shall have been duly elected and qualified.

2. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record at the close of business on September 23, 2004 are entitled to notice of and to vote at the Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary

JOINT PROXY STATEMENT                                     333 West Wacker Drive
                                                          Chicago, Illinois 60606
                                                          (800) 257-8787

October 18, 2004

NUVEEN FLOATING RATE INCOME FUND (JFR)

NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND (JPC)

NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2 (JQC)

NUVEEN QUALITY PREFERRED INCOME FUND (JTP)

NUVEEN QUALITY PREFERRED INCOME FUND 2 (JPS)

NUVEEN QUALITY PREFERRED INCOME FUND 3 (JHP)

NUVEEN SENIOR INCOME FUND (NSL)

NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND (NFZ)

NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NKR)

NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NXE)

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)

NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC. (NCA)

NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC. (NCP)

NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NCO)

NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQC)

NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC. (NVC)

NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC. (NUC)

NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. (NPC)

NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. (NCL)

NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND (NCU)

NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NAC)

NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NVX)

NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZH)

NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NKL)

NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND (NKX)

NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND (NFC)

NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NGK)

NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NGO)

NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND (NTC)

NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND (NWF)

NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND (NFL)

NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND (NQF)

NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND (NUF)

NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NZX)

NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NKG)

NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND (NPG)

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND (NFM)

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NZR)

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NWI)

NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND (NMY)

NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND (NGX)

NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND (NMB)

NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (NMT)

NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND (NZW)

NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP)

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND (NOM)

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (NXJ)

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NUJ)

NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ)

NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ)

NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND (NRB)

NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNO)

NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NII)

NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND (NNC)

NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND (NXI)

NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NBJ)

NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NVJ)

NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)

NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NXM)

NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NVY)

NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 (NPY)

NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND (NQP)

NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND (NTX)

NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NGB)

NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNB)

NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND (NPV)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a "Board" and collectively, the "Boards," and each Director or Trustee a "Board Member" and collectively, the "Board Members") of each of Nuveen Floating Rate Income Fund ("Floating Rate"), Nuveen Preferred and Convertible Income Fund ("Preferred Convertible"), Nuveen Preferred and Convertible Income Fund 2 ("Preferred Convertible 2"), Nuveen Quality Preferred Income Fund ("Quality Preferred"), Nuveen Quality Preferred Income Fund 2 ("Quality Preferred 2"), Nuveen Quality Preferred Income Fund 3 ("Quality Preferred 3"), Nuveen Senior Income Fund ("Senior Income"), Nuveen Arizona Dividend Advantage Municipal Fund ("Arizona Dividend"), Nuveen Arizona Dividend Advantage Municipal Fund 2 ("Arizona Dividend 2"), Nuveen Arizona Dividend Advantage Municipal Fund 3 ("Arizona Dividend 3"), Nuveen California Premium Income Municipal Fund ("California Premium"), Nuveen California Dividend Advantage Municipal Fund ("California Dividend"), Nuveen California Dividend

Advantage Municipal Fund 2 ("California Dividend 2"), Nuveen California Dividend Advantage Municipal Fund 3 ("California Dividend 3"), Nuveen Insured California Dividend Advantage Municipal Fund ("Insured California Dividend"), Nuveen Insured California Tax-Free Advantage Municipal Fund ("Insured California Tax-Free"), Nuveen Connecticut Dividend Advantage Municipal Fund ("Connecticut Dividend"), Nuveen Connecticut Dividend Advantage Municipal Fund 2 ("Connecticut Dividend 2"), Nuveen Connecticut Dividend Advantage Municipal Fund 3 ("Connecticut Dividend 3"), Nuveen Connecticut Premium Income Municipal Fund ("Connecticut Premium") (Connecticut Dividend, Connecticut Dividend 2, Connecticut Dividend 3 and Connecticut Premium are collectively the "Connecticut Funds"), Nuveen Insured Florida Tax-Free Advantage Municipal Fund ("Insured Florida Tax-Free"), Nuveen Insured Florida Premium Income Municipal Fund ("Insured Florida Premium"), Nuveen Florida Investment Quality Municipal Fund ("Florida Investment"), Nuveen Florida Quality Income Municipal Fund ("Florida Quality") (Insured Florida Tax-Free, Insured Florida Premium, Florida Investment and Florida Quality are collectively the "Florida Funds"), Nuveen Georgia Dividend Advantage Municipal Fund ("Georgia Dividend"), Nuveen Georgia Dividend Advantage Municipal Fund 2 ("Georgia Dividend 2"), Nuveen Georgia Premium Income Municipal Fund ("Georgia Premium") (Georgia Dividend, Georgia Dividend 2 and Georgia Premium are collectively the "Georgia Funds"), Nuveen Maryland Dividend Advantage Municipal Fund ("Maryland Dividend"), Nuveen Maryland Dividend Advantage Municipal Fund 2 ("Maryland Dividend 2"), Nuveen Maryland Dividend Advantage Municipal Fund 3 ("Maryland Dividend 3"), Nuveen Maryland Premium Income Municipal Fund ("Maryland Premium") (Maryland Dividend, Maryland Dividend 2, Maryland Dividend 3 and Maryland Premium are collectively the "Maryland Funds"), Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund ("Insured Massachusetts Tax-Free"), Nuveen Massachusetts Dividend Advantage Municipal Fund ("Massachusetts Dividend"), Nuveen Massachusetts Premium Income Municipal Fund ("Massachusetts Premium") (Insured Massachusetts Tax-Free, Massachusetts Dividend and Massachusetts Premium are collectively the "Massachusetts Funds"), Nuveen Michigan Dividend Advantage Municipal Fund ("Michigan Dividend"), Nuveen Missouri Premium Income Municipal Fund ("Missouri Premium"), Nuveen New Jersey Dividend Advantage Municipal Fund ("New Jersey Dividend"), Nuveen New Jersey Dividend Advantage Municipal Fund 2 ("New Jersey Dividend 2"), Nuveen North Carolina Dividend Advantage Municipal Fund ("North Carolina Dividend"), Nuveen North Carolina Dividend Advantage Municipal Fund 2 ("North Carolina Dividend 2"), Nuveen North Carolina Dividend Advantage Municipal Fund 3 ("North Carolina Dividend 3"), Nuveen North Carolina Premium Income Municipal Fund ("North Carolina Premium") (North Carolina Dividend, North Carolina Dividend 2, North Carolina Dividend 3 and North Carolina Premium are collectively the "North Carolina Funds"), Nuveen Ohio Dividend Advantage Municipal Fund ("Ohio Dividend"), Nuveen Ohio Dividend Advantage Municipal Fund 2 ("Ohio Dividend 2"), Nuveen Ohio Dividend Advantage Municipal Fund 3 ("Ohio Dividend 3"), Nuveen Pennsylvania Dividend Advantage Municipal Fund ("Pennsylvania Dividend"), Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 ("Pennsylvania Dividend 2"), Nuveen Pennsylvania Premium Income Municipal Fund 2 ("Pennsylvania Premium 2"), Nuveen Pennsylvania Investment Quality Municipal Fund ("Pennsylvania Investment") (Pennsylvania Dividend, Pennsylvania Dividend 2, Pennsylvania Premium 2 and Pennsylvania Investment are collectively the "Pennsylvania Funds"), Nuveen Texas Quality Income Municipal Fund ("Texas Quality"), Nuveen Virginia Dividend Advantage Municipal Fund ("Virginia Dividend"), Nuveen Virginia Dividend Advantage Municipal Fund 2 ("Virginia Dividend 2") and Nuveen Virginia Premium Income Municipal Fund ("Virginia Premium") (Virginia Dividend, Virginia Dividend 2 and Virginia Premium are collectively the "Virginia Funds"), each a Massachusetts business trust (collectively, the "Massachusetts Business Trusts"), and Nuveen Arizona Premium Income Municipal Fund, Inc. ("Arizona Premium") (Arizona Dividend, Arizona

Dividend 2, Arizona Dividend 3 and Arizona Premium are collectively the "Arizona Funds"), Nuveen California Municipal Value Fund, Inc. ("California Value"), Nuveen California Performance Plus Municipal Fund, Inc. ("California Performance"), Nuveen California Municipal Market Opportunity Fund, Inc. ("California Opportunity"), Nuveen California Investment Quality Municipal Fund, Inc. ("California Investment"), Nuveen California Select Quality Municipal Fund, Inc. ("California Select"), Nuveen California Quality Income Municipal Fund, Inc. ("California Quality"), Nuveen Insured California Premium Income Municipal Fund, Inc. ("Insured California"), Nuveen Insured California Premium Income Municipal Fund 2, Inc. ("Insured California 2") (California Value, California Performance, California Opportunity, California Investment, California Select, California Quality, Insured California, Insured California 2, California Premium, California Dividend, California Dividend 2, California Dividend 3, Insured California Dividend and Insured California Tax-Free are collectively the "California Funds"), Nuveen Michigan Premium Income Municipal Fund, Inc. ("Michigan Premium"), Nuveen Michigan Quality Income Municipal Fund, Inc. ("Michigan Quality") (Michigan Dividend, Michigan Premium and Michigan Quality are collectively the "Michigan Funds"), Nuveen New Jersey Investment Quality Municipal Fund, Inc. ("New Jersey Investment"), Nuveen New Jersey Premium Income Municipal Fund, Inc. ("New Jersey Premium") (New Jersey Dividend, New Jersey Dividend 2, New Jersey Investment and New Jersey Premium are collectively the "New Jersey Funds") and Nuveen Ohio Quality Income Municipal Fund, Inc. ("Ohio Quality") (Ohio Dividend, Ohio Dividend 2, Ohio Dividend 3 and Ohio Quality are collectively the "Ohio Funds"), each a Minnesota corporation (collectively, the "Minnesota Corporations") (the Massachusetts Business Trusts and Minnesota Corporations are each a "Fund" and collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders to be held in the Embassy Room of the Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California 94104-2792, on Wednesday, November 17, 2004, at 8:30 a.m., San Francisco time (for each Fund, an "Annual Meeting" and collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

This Joint Proxy Statement is first being mailed to shareholders on or about October 18, 2004.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

       -------------------------------------------------------------------------------
                                                                  COMMON   PREFERRED
        MATTER                                                    SHARES   SHARES(1)
       -------------------------------------------------------------------------------
         1a(i).  Election of five (5) Board Members by all             X             X
                 shareholders (except California Value).
         a(ii).  Election of two (2) Board Members by Preferred                      X
                 Shares only (except California Value).
             b.  Election of three (3) Board Members for               X           N/A
                 California Value by all shareholders.
       -------------------------------------------------------------------------------

     (1) Taxable Auctioned Preferred Shares for Senior Income; FundPreferred shares for Floating Rate, Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2 and Quality Preferred 3; and Municipal Auction Rate Cumulative Preferred Shares for each other Fund are referred to as "Preferred Shares."

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of Preferred Shares of each Fund (except California Value), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the proposal to elect nominees for each of the Massachusetts Business Trusts, abstentions and broker non-votes will have no effect on the election of Board Members. For purposes of determining the approval of the proposal to elect nominees for each of the Minnesota Corporations, abstentions and broker non-votes will have the effect of a vote against the election of Board Members. The details of the proposal to be voted on by the shareholders and the vote required for approval of the proposal is set forth under the description of the proposal below.

Preferred Shares held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all Preferred shareholders as a class who have voted on the proposal or in the same proportion as the votes cast by all Preferred shareholders of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares "voted" and, for the purpose of meeting the 10% test, abstentions will not be treated as shares "voted" against the item.

Those persons who were shareholders of record at the close of business on September 23, 2004 will be entitled to one vote for each share held. As of September 23, 2004, the shares of the Funds issued and outstanding were as follows:

----------------------------------------------------------------
                       TICKER      COMMON
        FUND           SYMBOL*     SHARES      PREFERRED SHARES
----------------------------------------------------------------
Floating                   JFR     47,197,566  Series M    4,000
Rate                                           Series T    4,000
                                               Series W    4,000
                                               Series F    4,000
Preferred                  JPC    100,123,177  Series M    4,720
Convertible                                    Series T    4,720
                                               Series W    4,720
                                               Series TH   4,720
                                               Series F    4,720
                                               Series F2   4,720
Preferred                  JQC    141,007,000  Series M    3,860
Convertible 2                                  Series M2   3,860
                                               Series T    3,860
                                               Series T2   3,860
                                               Series W    3,860
                                               Series W2   3,860
                                               Series TH   3,860
                                               Series TH2  3,860
                                               Series F    3,860
                                               Series F2   3,860
Quality                    JTP     64,452,463  Series M    3,520
Preferred                                      Series T    3,520
                                               Series W    3,520
                                               Series TH   3,520
                                               Series F    3,520
Quality                    JPS    119,541,842  Series M    4,800
Preferred 2                                    Series T    4,800
                                               Series T2   4,000
                                               Series W    4,800
                                               Series TH   4,800
                                               Series TH2  4,000
                                               Series F    4,800
Quality                    JHP     23,642,721  Series M    3,320
Preferred 3                                    Series TH   3,320
Senior Income              NSL     29,785,238  Series TH   1,840
Arizona Dividend           NFZ      1,544,244  Series T      480
Arizona Dividend 2         NKR      2,419,878  Series W      740

----------------------------------------------------------------
                       TICKER      COMMON
        FUND           SYMBOL*     SHARES      PREFERRED SHARES
----------------------------------------------------------------
Arizona Dividend 3         NXE      3,067,243  Series M      880
Arizona Premium            NAZ      4,450,430  Series TH   1,200
California Value           NCA     25,241,808  N/A
California                 NCP     12,965,742  Series T    1,800
Performance                                    Series W      640
                                               Series F    1,800
California                 NCO      8,154,681  Series W    2,200
Opportunity                                    Series F      520
California                 NQC     13,580,232  Series M    3,600
Investment                                     Series W      880
California                 NVC     23,096,654  Series T    2,400
Select                                         Series W    1,680
                                               Series TH   3,600
California                 NUC     21,999,728  Series M    1,400
Quality                                        Series W    3,000
                                               Series F    3,000
Insured California         NPC      6,444,462  Series T    1,800
Insured                    NCL     12,703,093  Series T    1,900
California 2                                   Series TH   1,900
California Premium         NCU      5,774,216  Series M    1,720
California                 NAC     23,412,013  Series TH   3,500
Dividend                                       Series F    3,500
California                 NVX     14,790,660  Series M    2,200
Dividend 2                                     Series F    2,200
California                 NZH     24,112,833  Series M    3,740
Dividend 3                                     Series TH   3,740
Insured                    NKL     15,259,759  Series T    2,360
California Dividend                            Series F    2,360
Insured California         NKX      5,883,301  Series TH   1,800
Tax-Free

--------------------------------------------------------------------------------

* The common shares of all of the Funds are listed on the New York Stock Exchange, except NFZ, NKR, NXE, NCU, NVX, NZH, NKL, NKX, NFC, NGK, NGO, NWF, NZX, NKG, NPG, NFM, NZR, NWI, NGX, NMB, NZW, NOM, NXJ, NUJ, NRB, NNO, NII, NXI, NBJ, NVJ, NXM, NVY, NGB and NNB, which are listed on the American Stock Exchange.

----------------------------------------------------------------
                       TICKER      COMMON
        FUND           SYMBOL*     SHARES      PREFERRED SHARES
----------------------------------------------------------------
Connecticut Dividend       NFC      2,560,045  Series T      780
Connecticut Dividend       NGK      2,308,226  Series W      700
2
Connecticut Dividend       NGO      4,348,855  Series F    1,280
3
Connecticut Premium        NTC      5,328,990  Series TH   1,532
Insured Florida            NWF      3,881,364  Series W    1,160
Tax-Free
Insured                    NFL     14,365,771  Series W    1,640
Florida Premium                                Series TH   2,800
Florida                    NQF     16,552,596  Series T    3,080
Investment                                     Series F    2,200
Florida                    NUF     14,287,006  Series M    1,700
Quality                                        Series TH   1,700
                                               Series F    1,280
Georgia Dividend           NZX      1,959,759  Series M      600
Georgia Dividend 2         NKG      4,553,660  Series F    1,320
Georgia Premium            NPG      3,791,168  Series TH   1,112
Maryland Dividend          NFM      4,163,250  Series M    1,280
Maryland Dividend 2        NZR      4,171,390  Series F    1,280
Maryland Dividend 3        NWI      5,359,275  Series T    1,560
Maryland                   NMY     10,595,110  Series W    1,404
Premium                                        Series TH   1,760
Insured Massachusetts      NGX      2,715,925  Series W      820
Tax-Free
Massachusetts              NMB      1,948,570  Series T      600
Dividend
Massachusetts Premium      NMT      4,732,617  Series TH   1,360
Michigan Dividend          NZW      2,060,133  Series W      640
Michigan                   NMP      7,736,663  Series M      840
Premium                                        Series TH   1,400

----------------------------------------------------------------
                       TICKER      COMMON
        FUND           SYMBOL*     SHARES      PREFERRED SHARES
----------------------------------------------------------------
Michigan                   NUM     11,674,873  Series TH   3,200
Quality                                        Series F      560
Missouri Premium           NOM      2,250,071  Series TH     640
New Jersey Dividend        NXJ      6,554,816  Series T    1,920
New Jersey Dividend 2      NUJ      4,509,839  Series W    1,380
New                        NQJ     20,408,432  Series M    3,200
Jersey                                         Series TH   2,000
Investment                                     Series F    1,280
New                        NNJ     12,039,329  Series T      624
Jersey                                         Series W    1,440
Premium                                        Series TH   1,600
North Carolina             NRB      2,250,601  Series T      680
Dividend
North Carolina             NNO      3,736,394  Series F    1,120
Dividend 2
North Carolina             NII      3,922,600  Series W    1,120
Dividend 3
North Carolina             NNC      6,325,684  Series TH   1,872
Premium
Ohio Dividend              NXI      4,229,077  Series W    1,240
Ohio Dividend 2            NBJ      3,115,908  Series F      960
Ohio Dividend 3            NVJ      2,157,564  Series T      660
Ohio                       NUO      9,672,082  Series M      680
Quality                                        Series TH   1,400
                                               Series TH2  1,000
Pennsylvania Dividend      NXM      3,299,790  Series T    1,000
Pennsylvania Dividend      NVY      3,724,790  Series M    1,140
2
Pennsylvania               NPY     15,774,977  Series M      844
Premium 2                                      Series TH   2,080
                                               Series F    1,800

--------------------------------------------------------------------------------

* The common shares of all of the Funds are listed on the New York Stock Exchange, except NFZ, NKR, NXE, NCU, NVX, NZH, NKL, NKX, NFC, NGK, NGO, NWF, NZX, NKG, NPG, NFM, NZR, NWI, NGX, NMB, NZW, NOM, NXJ, NUJ, NRB, NNO, NII,
  NXI, NBJ, NVJ, NXM, NVY, NGB and NNB, which are listed on the   American Stock
  Exchange.

----------------------------------------------------------------
                       TICKER      COMMON
        FUND           SYMBOL*     SHARES      PREFERRED SHARES
----------------------------------------------------------------
Pennsylvania               NQP     16,301,498  Series T      880
Investment                                     Series W    2,400
                                               Series TH   2,000
Texas                      NTX      9,474,191  Series M      760
Quality                                        Series TH   2,000
Virginia Dividend          NGB      3,121,788  Series W      960

----------------------------------------------------------------
                       TICKER      COMMON
        FUND           SYMBOL*     SHARES      PREFERRED SHARES
----------------------------------------------------------------
Virginia Dividend 2        NNB      5,700,114  Series M    1,680
Virginia                   NPV      8,850,648  Series T      832
Premium                                        Series TH   1,720

--------------------------------------------------------------------------------

* The common shares of all of the Funds are listed on the New York Stock Exchange, except NFZ, NKR, NXE, NCU, NVX, NZH, NKL, NKX, NFC, NGK, NGO, NWF, NZX, NKG, NPG, NFM, NZR, NWI, NGX, NMB, NZW, NOM, NXJ, NUJ, NRB, NNO, NII, NXI, NBJ, NVJ, NXM, NVY, NGB and NNB, which are listed on the American Stock Exchange.

ELECTION OF BOARD MEMBERS

GENERAL

At each Fund's Annual Meeting, Board Members are to be elected to serve until the next Annual Meeting or until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except California Value), under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of California Value, the Board is divided into three classes, with each class being elected to serve a term of three years. For California Value, three (3) Board Members are nominated to be elected at this meeting to serve for multiple year terms.

A. FOR EACH FUND EXCEPT CALIFORNIA VALUE:

      (i) Five (5) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Bremner, Brown, Evans, Hunter and Stockdale are nominees for election by all shareholders.

     (ii) Holders of Preferred Shares, each series voting together as a single class, are entitled to elect two (2) of the Board Members. Board Members Schneider and Schwertfeger are nominees for election by holders of Preferred Shares.

B. FOR CALIFORNIA VALUE: The Board of California Value has designated Board Members Brown and Schwertfeger as Class I Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2007, and until their successors have been duly elected and qualified. The Board of California Value has designated Board Member Hunter as a Class II Board Member, and as a nominee for a term expiring at the annual meeting of shareholders in 2005. The remaining Board Members Bremner, Evans, Schneider and Stockdale are current and continuing Board Members. The Board of California Value has designated Board Members Bremner, Evans, Schneider and Stockdale as continuing Class III Board Members for terms that expire in 2006.

For each Minnesota Corporation, the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Minnesota Corporation. For each Massachusetts Business Trust, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Massachusetts Business Trust.

Under each Fund's retirement policy for Board Members who are not "interested" persons of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Board Members"), which provides that Independent Board Members will retire at the earlier of age 72 or after board service of 15 years, former Board Members Thomas E. Leafstrand and Sheila W. Wellington retired on June 30, 2004 and will therefore not stand for re-election. In addition, former Board Members Anne E. Impellizzeri, William L. Kissick and Peter R. Sawers, who did not reached the age or service period at which retirement would be called for under the retirement policy, also retired on June 30, 2004 and will therefore not stand for re-election. Former Board Member William E. Bennett, who also did not reach the age or service period at which retirement would be called for under the retirement policy, resigned effective April 30, 2004 and will therefore not stand for re-election.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund's present Board.

Except for California Value, Floating Rate and Preferred Convertible 2, all of the Board Member nominees except Board Member Hunter were last elected to each Fund's Board at the 2003 annual meeting of shareholders. Mr. Hunter was appointed on February 15, 2004 and May 16, 2004 to the Boards of the Minnesota Corporations and Massachusetts Business Trusts, respectively. Mr. Hunter is presented in this Joint Proxy Statement as a nominee for election by shareholders. Mr. Hunter was nominated by the nominating and governance committee of each Fund Board. Board Members Bremner, Evans, Schneider and Stockdale were last elected as Class III members of the Board of California Value at the 2003 annual meeting of shareholders. Board Members Brown and Schwertfeger were last elected as Class I members of the Board of California Value at the 2001 annual meeting of shareholders. This is the first Annual Meeting of Floating Rate and Preferred Convertible 2. The continuing Board Member nominees of Floating Rate and Preferred Convertible 2 were elected by the initial shareholder of the Fund, Nuveen Institutional Advisory Corp. ("NIAC"), on March 10, 2004 and June 24, 2003, respectively.

Other than Mr. Schwertfeger, none of the Board Member nominees has ever been a director or an employee of Nuveen Investments, Inc. ("Nuveen"), the Advisers' parent company, or any affiliate.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                     IN FUND       OTHER
                                                                                                     COMPLEX       DIRECTORSHIPS
                                    POSITION(S)    TERM OF OFFICE AND                                OVERSEEN      HELD BY
         NAME, ADDRESS              HELD WITH      LENGTH OF TIME         PRINCIPAL OCCUPATION(S)    BY BOARD      BOARD
         AND BIRTH DATE             FUND           SERVED**               DURING PAST 5 YEARS        MEMBER        MEMBER
--------------------------------------------------------------------------------------------------------------------------------
Nominees who are not interested
persons of the Fund
--------------------------------
Robert P. Bremner                   Board          Term: Annual Length    Private Investor and       145           N/A
c/o Nuveen                          Member         of Service: Since      Management Consultant.
Investments, Inc.                                  1996
333 West Wacker Drive
Chicago, IL 60606
(8/22/40)
Lawrence H. Brown                   Board          Term: Annual Length    Retired (1989) as          145           See Principal
c/o Nuveen                          Member         of Service: Since      Senior Vice President                    Occupation
Investments, Inc.                                  1993                   of The Northern Trust                    Description
333 West Wacker Drive                                                     Company; Director,
Chicago, IL 60606                                                         Community Advisory
(7/29/34)                                                                 Board for Highland Park
                                                                          and Highwood, United
                                                                          Way of the North Shore
                                                                          (since 2002).
Jack B. Evans                       Board          Term: Annual Length    President, The             145           See Principal
c/o Nuveen                          Member         of Service: Since      Hall-Perrine                             Occupation
Investments, Inc.                                  1999                   Foundation, a private                    Description
333 West Wacker Drive                                                     philanthropic
Chicago, IL 60606                                                         corporation, (since
(10/22/48)                                                                1996); Director and
                                                                          Vice Chairman, United
                                                                          Fire & Casualty
                                                                          Company; formerly,
                                                                          Director, Alliant
                                                                          Energy; formerly,
                                                                          Director, Federal
                                                                          Reserve Bank of
                                                                          Chicago; previously,
                                                                          President and Chief
                                                                          Operating Officer, SCI
                                                                          Financial Group, Inc.,
                                                                          a regional financial
                                                                          services firm.

--------------------------------------------------------------------------------

 * "Interested person" as defined in the 1940 Act, by reason of being an officer and director of each Fund's adviser.

** Length of Service indicates the year in which the individual became a Trustee or Director of a fund in the Nuveen
  fund complex. Mr. Hunter has served as a Trustee or Director of each Fund since February 15, 2004 and May 16,
  2004 for the Boards of the Minnesota Corporations and Massachusetts Business
   Trusts, respectively.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                     IN FUND       OTHER
                                                                                                     COMPLEX       DIRECTORSHIPS
                                    POSITION(S)    TERM OF OFFICE AND                                OVERSEEN      HELD BY
         NAME, ADDRESS              HELD WITH      LENGTH OF TIME         PRINCIPAL OCCUPATION(S)    BY BOARD      BOARD
         AND BIRTH DATE             FUND           SERVED**               DURING PAST 5 YEARS        MEMBER        MEMBER
--------------------------------------------------------------------------------------------------------------------------------
William C. Hunter                   Board          Term: Annual Length    Dean and Distinguished     145           See Principal
c/o Nuveen                          Member         of Service: Since      Professor of Finance,                    Occupation
Investments, Inc.                                  2004                   School of Business at                    Description
333 West Wacker Drive                                                     the University of
Chicago, IL 60606                                                         Connecticut;
(3/6/48)                                                                  previously, Senior Vice
                                                                          President and Director
                                                                          of Research at the
                                                                          Federal Reserve Bank of
                                                                          Chicago (1995-2003);
                                                                          Director, Credit
                                                                          Research Center at
                                                                          Georgetown University;
                                                                          Director of Xerox
                                                                          Corporation (since
                                                                          2004).
William J. Schneider                Board          Term: Annual Length    Senior Partner and         145           See Principal
c/o Nuveen                          Member         of Service: Since      Chief Operating                          Occupation
Investments, Inc.                                  1996                   Officer, Miller-                         Description
333 West Wacker Drive                                                     Valentine Group, Vice
Chicago, IL 60606                                                         President,
(9/24/44)                                                                 Miller-Valentine
                                                                          Realty, a construction
                                                                          company; Director,
                                                                          Chair of the Finance
                                                                          Committee and Member of
                                                                          the Audit Committee of
                                                                          Premier Health
                                                                          Partners; President of
                                                                          the Dayton Philharmonic
                                                                          Orchestra Association;
                                                                          formerly, Chair, Miami
                                                                          Valley Hospital;
                                                                          Director and Immediate
                                                                          Past Chair, Dayton
                                                                          Development Coalition;
                                                                          formerly, Member,
                                                                          Community Advisory
                                                                          Board, National City
                                                                          Bank, Dayton, Ohio; and
                                                                          Business Advisory
                                                                          Council, Cleveland
                                                                          Federal Reserve Bank.
Judith M. Stockdale                 Board          Term: Annual Length    Executive Director,        145           N/A
c/o Nuveen                          Member         of Service: Since      Gaylord and Dorothy
Investments, Inc.                                  1997                   Donnelley Foundation
333 West Wacker Drive                                                     (since 1994); prior
Chicago, IL 60606                                                         thereto, Executive
(12/29/47)                                                                Director, Great Lakes
                                                                          Protection Fund (1990-
                                                                          1994).

--------------------------------------------------------------------------------

 * "Interested person" as defined in the 1940 Act, by reason of being an officer and director of each Fund's adviser.

** Length of Service indicates the year in which the individual became a Trustee or Director of a fund in the Nuveen
  fund complex. Mr. Hunter has served as a Trustee or Director of each Fund since February 15, 2004 and May 16,
  2004 for the Boards of the Minnesota Corporations and Massachusetts Business
   Trusts, respectively.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                     IN FUND       OTHER
                                                                                                     COMPLEX       DIRECTORSHIPS
                                    POSITION(S)    TERM OF OFFICE AND                                OVERSEEN      HELD BY
         NAME, ADDRESS              HELD WITH      LENGTH OF TIME         PRINCIPAL OCCUPATION(S)    BY BOARD      BOARD
         AND BIRTH DATE             FUND           SERVED**               DURING PAST 5 YEARS        MEMBER        MEMBER
--------------------------------------------------------------------------------------------------------------------------------
Nominee who is an interested
person of the Fund
--------------------------------------------------------------------------------------------------------------------------------

*Timothy R. Schwertfeger            Chairman of    Term: Annual Length    Chairman and Director      145           See Principal
333 West Wacker Drive               the Board      of Service: Since      (since 1996) of Nuveen                   Occupation
Chicago, IL 60606                   and Board      1996                   Investments, Inc. and                    Description
(3/28/49)                           Member                                Nuveen Investments,
                                                                          LLC; Director (since
                                                                          1992) and Chairman
                                                                          (since 1996) of Nuveen
                                                                          Advisory Corp. and
                                                                          Nuveen Institutional
                                                                          Advisory Corp.;
                                                                          Chairman and Director
                                                                          (since 1997) of Nuveen
                                                                          Asset Management, Inc.;
                                                                          Director (since 1996)
                                                                          of Institutional
                                                                          Capital Corporation;
                                                                          Chairman and Director
                                                                          (since 1999) of
                                                                          Rittenhouse Asset
                                                                          Management, Inc.;
                                                                          Chairman of Nuveen
                                                                          Investments Advisers,
                                                                          Inc. (since 2002).

--------------------------------------------------------------------------------

 * "Interested person" as defined in the 1940 Act, by reason of being an officer and director of each Fund's adviser.

** Length of Service indicates the year in which the individual became a Trustee or Director of a fund in the Nuveen
  fund complex. Mr. Hunter has served as a Trustee or Director of each Fund since February 15, 2004 and May 16,
  2004 for the Boards of the Minnesota Corporations and Massachusetts Business
   Trusts, respectively.

BENEFICIAL OWNERSHIP

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of July 31, 2004.

                                        DOLLAR RANGE OF EQUITY SECURITIES
------------------------------------------------------------------------------------------------------------------
                                    FLOATING     PREFERRED       PREFERRED     QUALITY       QUALITY       QUALITY
BOARD MEMBER NOMINEES                   RATE   CONVERTIBLE   CONVERTIBLE 2   PREFERRED   PREFERRED 2   PREFERRED 3
------------------------------------------------------------------------------------------------------------------
Robert P. Bremner................         $0    $10,001-           $0              $0           $0            $0
                                                 $50,000
Lawrence H. Brown................          0    $10,001-            0        $10,001-     $10,001-      $10,001-
                                                 $50,000                      $50,000      $50,000       $50,000
Jack B. Evans....................          0           0            0               0            0             0
William C. Hunter................          0           0            0               0            0             0
William J. Schneider.............   $10,001-    $10,001-            0               0            0             0
                                     $50,000     $50,000
Timothy R. Schwertfeger..........          0         $1-            0               0         Over             0
                                                 $10,000                                  $100,000
Judith M. Stockdale..............          0           0            0               0            0             0
------------------------------------------------------------------------------------------------------------------

                                      DOLLAR RANGE OF EQUITY SECURITIES
-------------------------------------------------------------------------------------------------------------
                                           SENIOR    ARIZONA      ARIZONA      ARIZONA   ARIZONA   CALIFORNIA
BOARD MEMBER NOMINEES                      INCOME   DIVIDEND   DIVIDEND 2   DIVIDEND 3   PREMIUM        VALUE
-------------------------------------------------------------------------------------------------------------
Robert P. Bremner.....................         $0      $0          $0           $0         $0          $0
Lawrence H. Brown.....................        $1-       0           0            0          0           0
                                          $10,000
Jack B. Evans.........................          0       0           0            0          0           0
William C. Hunter.....................          0       0           0            0          0           0
William J. Schneider..................          0       0           0            0          0           0
Timothy R. Schwertfeger...............       Over       0           0            0          0           0
                                         $100,000
Judith M. Stockdale...................          0       0           0            0          0           0
-------------------------------------------------------------------------------------------------------------

                                         DOLLAR RANGE OF EQUITY SECURITIES
-------------------------------------------------------------------------------------------------------------------
                                       CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA      INSURED
BOARD MEMBER NOMINEES                 PERFORMANCE   OPPORTUNITY   INVESTMENT       SELECT      QUALITY   CALIFORNIA
-------------------------------------------------------------------------------------------------------------------
Robert P. Bremner..................       $0            $0            $0           $0           $0           $0
Lawrence H. Brown..................        0             0             0            0            0            0
Jack B. Evans......................        0             0             0            0            0            0
William C. Hunter..................        0             0             0            0            0            0
William J. Schneider...............        0             0             0            0            0            0
Timothy R. Schwertfeger............        0             0             0            0            0            0
Judith M. Stockdale................        0             0             0            0            0            0
-------------------------------------------------------------------------------------------------------------------

                                         DOLLAR RANGE OF EQUITY SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED
                                            INSURED   CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
BOARD MEMBER NOMINEES                  CALIFORNIA 2      PREMIUM     DIVIDEND   DIVIDEND 2   DIVIDEND 3     DIVIDEND
--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner...................        $0            $0           $0           $0           $0           $0
Lawrence H. Brown...................         0             0            0            0            0            0
Jack B. Evans.......................         0             0            0            0            0            0
William C. Hunter...................         0             0            0            0            0            0
William J. Schneider................         0             0            0            0            0            0
Timothy R. Schwertfeger.............         0             0            0            0            0            0
Judith M. Stockdale.................         0             0            0            0            0            0
--------------------------------------------------------------------------------------------------------------------

                                        DOLLAR RANGE OF EQUITY SECURITIES
------------------------------------------------------------------------------------------------------------------
                                        INSURED                                                            INSURED
                                     CALIFORNIA   CONNECTICUT   CONNECTICUT   CONNECTICUT   CONNECTICUT    FLORIDA
BOARD MEMBER NOMINEES                  TAX-FREE      DIVIDEND    DIVIDEND 2    DIVIDEND 3       PREMIUM   TAX-FREE
------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.................       $0           $0            $0            $0            $0           $0
Lawrence H. Brown.................        0            0             0             0             0            0
Jack B. Evans.....................        0            0             0             0             0            0
William C. Hunter.................        0            0             0             0             0            0
William J. Schneider..............        0            0             0             0             0            0
Timothy R. Schwertfeger...........        0            0             0             0             0            0
Judith M. Stockdale...............        0            0             0             0             0            0
------------------------------------------------------------------------------------------------------------------

                                     DOLLAR RANGE OF EQUITY SECURITIES
------------------------------------------------------------------------------------------------------------
                                            INSURED
                                            FLORIDA      FLORIDA   FLORIDA    GEORGIA      GEORGIA   GEORGIA
BOARD MEMBER NOMINEES                       PREMIUM   INVESTMENT   QUALITY   DIVIDEND   DIVIDEND 2   PREMIUM
------------------------------------------------------------------------------------------------------------
Robert P. Bremner........................     $0          $0         $0         $0          $0         $0
Lawrence H. Brown........................      0           0          0          0           0          0
Jack B. Evans............................      0           0          0          0           0          0
William C. Hunter........................      0           0          0          0           0          0
William J. Schneider.....................      0           0          0          0           0          0
Timothy R. Schwertfeger..................      0           0          0          0           0          0
Judith M. Stockdale......................      0           0          0          0           0          0
------------------------------------------------------------------------------------------------------------

                                       DOLLAR RANGE OF EQUITY SECURITIES
---------------------------------------------------------------------------------------------------------------
                                                                                        INSURED
                                  MARYLAND     MARYLAND     MARYLAND   MARYLAND   MASSACHUSETTS   MASSACHUSETTS
BOARD MEMBER NOMINEES             DIVIDEND   DIVIDEND 2   DIVIDEND 3    PREMIUM        TAX-FREE        DIVIDEND
---------------------------------------------------------------------------------------------------------------
Robert P. Bremner..............      $0          $0           $0          $0           $0              $0
Lawrence H. Brown..............       0           0            0           0            0               0
Jack B. Evans..................       0           0            0           0            0               0
William C. Hunter..............       0           0            0           0            0               0
William J. Schneider...........       0           0            0           0            0               0
Timothy R. Schwertfeger........       0           0            0           0            0               0
Judith M. Stockdale............       0           0            0           0            0               0
---------------------------------------------------------------------------------------------------------------

                                     DOLLAR RANGE OF EQUITY SECURITIES
------------------------------------------------------------------------------------------------------------
                                      MASSACHUSETTS   MICHIGAN   MICHIGAN   MICHIGAN   MISSOURI   NEW JERSEY
BOARD MEMBER NOMINEES                       PREMIUM   DIVIDEND    PREMIUM    QUALITY    PREMIUM     DIVIDEND
------------------------------------------------------------------------------------------------------------
Robert P. Bremner..................        $0            $0         $0         $0         $0          $0
Lawrence H. Brown..................         0             0          0          0          0           0
Jack B. Evans......................         0             0          0          0          0           0
William C. Hunter..................         0             0          0          0          0           0
William J. Schneider...............         0             0          0          0          0           0
Timothy R. Schwertfeger............         0             0          0          0          0           0
Judith M. Stockdale................         0             0          0          0          0           0
------------------------------------------------------------------------------------------------------------

                                      DOLLAR RANGE OF EQUITY SECURITIES
--------------------------------------------------------------------------------------------------------------
                                                                               NORTH        NORTH        NORTH
                                     NEW JERSEY   NEW JERSEY   NEW JERSEY   CAROLINA     CAROLINA     CAROLINA
BOARD MEMBER NOMINEES                DIVIDEND 2   INVESTMENT      PREMIUM   DIVIDEND   DIVIDEND 2   DIVIDEND 3
--------------------------------------------------------------------------------------------------------------
Robert P. Bremner.................       $0           $0           $0          $0          $0           $0
Lawrence H. Brown.................        0            0            0           0           0            0
Jack B. Evans.....................        0            0            0           0           0            0
William C. Hunter.................        0            0            0           0           0            0
William J. Schneider..............        0            0            0           0           0            0
Timothy R. Schwertfeger...........        0            0            0           0           0            0
Judith M. Stockdale...............        0            0            0           0           0            0
--------------------------------------------------------------------------------------------------------------

                                    DOLLAR RANGE OF EQUITY SECURITIES
---------------------------------------------------------------------------------------------------------
                                      NORTH
                                   CAROLINA       OHIO         OHIO         OHIO      OHIO   PENNSYLVANIA
BOARD MEMBER NOMINEES               PREMIUM   DIVIDEND   DIVIDEND 2   DIVIDEND 3   QUALITY       DIVIDEND
---------------------------------------------------------------------------------------------------------
Robert P. Bremner...............      $0         $0          $0           $0         $0           $0
Lawrence H. Brown...............       0          0           0            0          0            0
Jack B. Evans...................       0          0           0            0          0            0
William C. Hunter...............       0          0           0            0          0            0
William J. Schneider............       0          0           0            0          0            0
Timothy R. Schwertfeger.........       0          0           0            0          0            0
Judith M. Stockdale.............       0          0           0            0          0            0
---------------------------------------------------------------------------------------------------------

                                  DOLLAR RANGE OF EQUITY SECURITIES
------------------------------------------------------------------------------------------------------
                                                            PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
BOARD MEMBER NOMINEES                                         DIVIDEND 2      PREMIUM 2     INVESTMENT
------------------------------------------------------------------------------------------------------
Robert P. Bremner........................................       $  0           $  0           $  0
Lawrence H. Brown........................................          0              0              0
Jack B. Evans............................................          0              0              0
William C. Hunter........................................          0              0              0
William J. Schneider.....................................          0              0              0
Timothy R. Schwertfeger..................................          0              0              0
Judith M. Stockdale......................................          0              0              0
------------------------------------------------------------------------------------------------------

                                    DOLLAR RANGE OF EQUITY SECURITIES
---------------------------------------------------------------------------------------------------------
                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                 EQUITY SECURITIES IN ALL
                                                                                    REGISTERED INVESTMENT
                                                                                    COMPANIES OVERSEEN BY
                                                                                    BOARD MEMBER NOMINEES
                                     TEXAS   VIRGINIA     VIRGINIA   VIRGINIA     IN FAMILY OF INVESTMENT
BOARD MEMBER NOMINEES              QUALITY   DIVIDEND   DIVIDEND 2    PREMIUM                COMPANIES(1)
---------------------------------------------------------------------------------------------------------
                                                                                            Over $100,000)
Robert P. Bremner...............     $0         $0          $0          $0                 (32,453 shares
                                                                                            Over $100,000)
Lawrence H. Brown...............      0          0           0           0                 (19,787 shares
                                                                                            Over $100,000)
Jack B. Evans...................      0          0           0           0                 (16,674 shares
                                                                                          $10,001-$50,000)
William C. Hunter...............      0          0           0           0                  (1,722 shares
                                                                                            Over $100,000)
William J. Schneider............      0          0           0           0                 (66,534 shares
                                                                                            Over $100,000)
Timothy R. Schwertfeger.........      0          0           0           0                (744,731 shares
                                                                                            Over $100,000)
Judith M. Stockdale.............      0          0           0           0                  (7,464 shares
---------------------------------------------------------------------------------------------------------

(1) The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

The following table sets forth, for each Board Member and for the Board Members and officers as a group, the amount of shares beneficially owned in each Fund as of July 31, 2004. The information as to beneficial ownership is based on statements furnished by each trustee/ director and officer.

FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
--------------------------------------------------------------------------------------------------------------------
                                      FLOATING     PREFERRED       PREFERRED     QUALITY       QUALITY       QUALITY
BOARD MEMBER NOMINEES                     RATE   CONVERTIBLE   CONVERTIBLE 2   PREFERRED   PREFERRED 2   PREFERRED 3
--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner..................         0       3,500              0             0             0            0
Lawrence H. Brown..................         0       1,000              0         1,000         1,000        1,000
Jack B. Evans......................         0           0              0             0             0            0
William C. Hunter..................         0           0              0             0             0            0
William J. Schneider...............     1,000       1,000              0             0             0            0
Timothy R. Schwertfeger............         0         220              0             0        50,000            0
Judith M. Stockdale................         0           0              0             0             0            0
ALL BOARD MEMBERS AND OFFICERS AS A
  GROUP............................     1,000       7,720          1,000         1,103        51,300        1,000
--------------------------------------------------------------------------------------------------------------------

FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
-------------------------------------------------------------------------------------------------------------
                                           SENIOR    ARIZONA      ARIZONA      ARIZONA   ARIZONA   CALIFORNIA
BOARD MEMBER NOMINEES                      INCOME   DIVIDEND   DIVIDEND 2   DIVIDEND 3   PREMIUM        VALUE
-------------------------------------------------------------------------------------------------------------
Robert P. Bremner......................         0       0           0            0          0           0
Lawrence H. Brown......................     1,000       0           0            0          0           0
Jack B. Evans..........................         0       0           0            0          0           0
William C. Hunter......................         0       0           0            0          0           0
William J. Schneider...................         0       0           0            0          0           0
Timothy R. Schwertfeger................    49,000       0           0            0          0           0
Judith M. Stockdale....................         0       0           0            0          0           0
ALL BOARD MEMBERS AND OFFICERS AS A
  GROUP................................    54,525       0           0            0          0           0
-------------------------------------------------------------------------------------------------------------

FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
-------------------------------------------------------------------------------------------------------------------
                                       CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA      INSURED
BOARD MEMBER NOMINEES                 PERFORMANCE   OPPORTUNITY   INVESTMENT       SELECT      QUALITY   CALIFORNIA
-------------------------------------------------------------------------------------------------------------------
Robert P. Bremner..................        0             0             0            0            0            0
Lawrence H. Brown..................        0             0             0            0            0            0
Jack B. Evans......................        0             0             0            0            0            0
William C. Hunter..................        0             0             0            0            0            0
William J. Schneider...............        0             0             0            0            0            0
Timothy R. Schwertfeger............        0             0             0            0            0            0
Judith M. Stockdale................        0             0             0            0            0            0
ALL BOARD MEMBERS AND OFFICERS AS A
  GROUP............................        0             0             0            0            0            0
-------------------------------------------------------------------------------------------------------------------

(1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
--------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED
                                            INSURED   CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
BOARD MEMBER NOMINEES                  CALIFORNIA 2      PREMIUM     DIVIDEND   DIVIDEND 2   DIVIDEND 3     DIVIDEND
--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner...................         0             0            0            0            0            0
Lawrence H. Brown...................         0             0            0            0            0            0
Jack B. Evans.......................         0             0            0            0            0            0
William C. Hunter...................         0             0            0            0            0            0
William J. Schneider................         0             0            0            0            0            0
Timothy R. Schwertfeger.............         0             0            0            0            0            0
Judith M. Stockdale.................         0             0            0            0            0            0
ALL BOARD MEMBERS AND OFFICERS AS A
  GROUP.............................         0             0            0            0            0            0
--------------------------------------------------------------------------------------------------------------------

FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
------------------------------------------------------------------------------------------------------------------
                                        INSURED                                                            INSURED
                                     CALIFORNIA   CONNECTICUT   CONNECTICUT   CONNECTICUT   CONNECTICUT    FLORIDA
BOARD MEMBER NOMINEES                  TAX-FREE      DIVIDEND    DIVIDEND 2    DIVIDEND 3       PREMIUM   TAX-FREE
------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.................        0            0             0             0             0            0
Lawrence H. Brown.................        0            0             0             0             0            0
Jack B. Evans.....................        0            0             0             0             0            0
William C. Hunter.................        0            0             0             0             0            0
William J. Schneider..............        0            0             0             0             0            0
Timothy R. Schwertfeger...........        0            0             0             0             0            0
Judith M. Stockdale...............        0            0             0             0             0            0
ALL BOARD MEMBERS AND OFFICERS AS
  A GROUP.........................        0            0             0             0             0            0
------------------------------------------------------------------------------------------------------------------

FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
------------------------------------------------------------------------------------------------------------
                                            INSURED
                                            FLORIDA      FLORIDA   FLORIDA    GEORGIA      GEORGIA   GEORGIA
BOARD MEMBER NOMINEES                       PREMIUM   INVESTMENT   QUALITY   DIVIDEND   DIVIDEND 2   PREMIUM
------------------------------------------------------------------------------------------------------------
Robert P. Bremner........................      0           0          0          0           0          0
Lawrence H. Brown........................      0           0          0          0           0          0
Jack B. Evans............................      0           0          0          0           0          0
William C. Hunter........................      0           0          0          0           0          0
William J. Schneider.....................      0           0          0          0           0          0
Timothy R. Schwertfeger..................      0           0          0          0           0          0
Judith M. Stockdale......................      0           0          0          0           0          0
ALL BOARD MEMBERS AND OFFICERS AS A
  GROUP..................................      0           0          0          0           0          0
------------------------------------------------------------------------------------------------------------

(1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
---------------------------------------------------------------------------------------------------------------
                                                                                        INSURED
                                  MARYLAND     MARYLAND     MARYLAND   MARYLAND   MASSACHUSETTS   MASSACHUSETTS
BOARD MEMBER NOMINEES             DIVIDEND   DIVIDEND 2   DIVIDEND 3    PREMIUM        TAX-FREE        DIVIDEND
---------------------------------------------------------------------------------------------------------------
Robert P. Bremner..............       0           0            0           0            0               0
Lawrence H. Brown..............       0           0            0           0            0               0
Jack B. Evans..................       0           0            0           0            0               0
William C. Hunter..............       0           0            0           0            0               0
William J. Schneider...........       0           0            0           0            0               0
Timothy R. Schwertfeger........       0           0            0           0            0               0
Judith M. Stockdale............       0           0            0           0            0               0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP...................       0           0            0           0            0               0
---------------------------------------------------------------------------------------------------------------

FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
------------------------------------------------------------------------------------------------------------
                                      MASSACHUSETTS   MICHIGAN   MICHIGAN   MICHIGAN   MISSOURI   NEW JERSEY
BOARD MEMBER NOMINEES                       PREMIUM   DIVIDEND    PREMIUM    QUALITY    PREMIUM     DIVIDEND
------------------------------------------------------------------------------------------------------------
Robert P. Bremner..................         0             0          0          0          0           0
Lawrence H. Brown..................         0             0          0          0          0           0
Jack B. Evans......................         0             0          0          0          0           0
William C. Hunter..................         0             0          0          0          0           0
William J. Schneider...............         0             0          0          0          0           0
Timothy R. Schwertfeger............         0             0          0          0          0           0
Judith M. Stockdale................         0             0          0          0          0           0
ALL BOARD MEMBERS AND OFFICERS AS A
  GROUP............................         0             0          0          0          0           0
------------------------------------------------------------------------------------------------------------

FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
--------------------------------------------------------------------------------------------------------------
                                                                               NORTH        NORTH        NORTH
                                     NEW JERSEY   NEW JERSEY   NEW JERSEY   CAROLINA     CAROLINA     CAROLINA
BOARD MEMBER NOMINEES                DIVIDEND 2   INVESTMENT      PREMIUM   DIVIDEND   DIVIDEND 2   DIVIDEND 3
--------------------------------------------------------------------------------------------------------------
Robert P. Bremner.................        0            0            0           0           0            0
Lawrence H. Brown.................        0            0            0           0           0            0
Jack B. Evans.....................        0            0            0           0           0            0
William C. Hunter.................        0            0            0           0           0            0
William J. Schneider..............        0            0            0           0           0            0
Timothy R. Schwertfeger...........        0            0            0           0           0            0
Judith M. Stockdale...............        0            0            0           0           0            0
ALL BOARD MEMBERS AND OFFICERS AS
  A GROUP.........................        0            0            0           0           0            0
--------------------------------------------------------------------------------------------------------------

(1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
---------------------------------------------------------------------------------------------------------------
                                            NORTH
                                         CAROLINA       OHIO         OHIO         OHIO      OHIO   PENNSYLVANIA
BOARD MEMBER NOMINEES                     PREMIUM   DIVIDEND   DIVIDEND 2   DIVIDEND 3   QUALITY       DIVIDEND
---------------------------------------------------------------------------------------------------------------
Robert P. Bremner.....................       0          0           0            0          0            0
Lawrence H. Brown.....................       0          0           0            0          0            0
Jack B. Evans.........................       0          0           0            0          0            0
William C. Hunter.....................       0          0           0            0          0            0
William J. Schneider..................       0          0           0            0          0            0
Timothy R. Schwertfeger...............       0          0           0            0          0            0
Judith M. Stockdale...................       0          0           0            0          0            0
ALL BOARD MEMBERS AND OFFICERS AS A
  GROUP...............................       0          0           0            0          0            0
---------------------------------------------------------------------------------------------------------------

FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
------------------------------------------------------------------------------------------------------
                                                            PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
BOARD MEMBER NOMINEES                                         DIVIDEND 2      PREMIUM 2     INVESTMENT
------------------------------------------------------------------------------------------------------
Robert P. Bremner........................................         0              0              0
Lawrence H. Brown........................................         0              0              0
Jack B. Evans............................................         0              0              0
William C. Hunter........................................         0              0              0
William J. Schneider.....................................         0              0              0
Timothy R. Schwertfeger..................................         0              0              0
Judith M. Stockdale......................................         0              0              0
ALL BOARD MEMBERS AND OFFICERS AS A GROUP................         0              0              0
------------------------------------------------------------------------------------------------------

FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
------------------------------------------------------------------------------------------------------
                                                              TEXAS   VIRGINIA     VIRGINIA   VIRGINIA
BOARD MEMBER NOMINEES                                       QUALITY   DIVIDEND   DIVIDEND 2    PREMIUM
------------------------------------------------------------------------------------------------------
Robert P. Bremner........................................      0          0           0           0
Lawrence H. Brown........................................      0          0           0           0
Jack B. Evans............................................      0          0           0           0
William C. Hunter........................................      0          0           0           0
William J. Schneider.....................................      0          0           0           0
Timothy R. Schwertfeger..................................      0          0           0           0
Judith M. Stockdale......................................      0          0           0           0
ALL BOARD MEMBERS AND OFFICERS AS A GROUP................      0          0           0           0
------------------------------------------------------------------------------------------------------

(1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

On July 31, 2004, Board Members and executive officers as a group beneficially owned 1,013,278 common shares of all funds managed by Nuveen Advisory Corp. ("NAC") and NIAC (collectively, the "Advisers") (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan). Each Board Member's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of each Fund. As of July 31, 2004, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding common shares of each Fund. As of September 23, 2004, no shareholder beneficially owned more than 5% of any class of shares of any Fund.

Board Member Schwertfeger sold 330,950 shares of Class A Stock of Nuveen on the New York Stock Exchange since June 1, 2003. Mr. Schwertfeger received $9,483,036 in exchange for his shares of Nuveen.

COMPENSATION

For all Nuveen funds overseen, Independent Board Members receive a $65,000 annual retainer plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,000 per day for attendance in person at an audit committee meeting where in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the dividend committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required (except that the executive committees acting as the pricing committee will receive $100 per day), plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the chairperson of each committee of the Board (except the dividend committee and executive committee) shall receive $5,000 to be paid as an addition to the annual retainer paid to such individuals. When ad hoc committees are organized, the Board may provide for additional compensation to be paid to the members of such committees. The annual retainer, fees and expenses are allocated among the funds managed by each Fund's adviser, NAC or NIAC (as applicable), on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. As noted above, former Board Members Impellizzeri, Kissick and Sawers retired on June 30, 2004. These three Board Members received a payment of $75,000 at the time of their retirement as partial compensation for the earnings they would have received if they had continued as Independent Board Members until the time specified in the current retirement policy. The Board Member affiliated with Nuveen and the Advisers serves without any compensation from the Funds.

The boards of certain Nuveen funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of his or her fees. The funds that are Participating Funds under the Deferred Compensation Plan are Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Senior Income, California Value, California Performance, California Investment, California Select, California Quality, Insured California 2, California Dividend, California Dividend 2, California Dividend 3, Insured California Dividend, Insured Florida Premium, Florida Investment, Florida Quality, Michigan Quality, New Jersey Investment, New Jersey Premium, Pennsylvania Premium 2 and Pennsylvania Investment.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Advisers, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end funds managed by NAC ("NAC Funds") and NIAC ("NIAC Funds") for the calendar year ended 2003. Mr. Schwertfeger, a Board Member who is an interested person of the Funds, does not receive any compensation from the Funds or any Nuveen funds.

                                      AGGREGATE COMPENSATION FROM THE FUNDS(1)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
BOARD MEMBER                          FLOATING     PREFERRED       PREFERRED     QUALITY       QUALITY       QUALITY
NOMINEES                                  RATE   CONVERTIBLE   CONVERTIBLE 2   PREFERRED   PREFERRED 2   PREFERRED 3
--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner..................     $528       $4,227         $5,719        $2,528       $4,857         $948
Lawrence H. Brown..................      464        4,203          5,697         2,513        4,828          943
Jack B. Evans......................      438        4,215          5,688         2,664        5,120          995
William C. Hunter..................      408        1,549          2,119           966        1,858          363
William J. Schneider...............      419        4,232          5,586         2,528        4,859          942
Judith M. Stockdale................      411        3,853          5,091         2,426        4,662          906
--------------------------------------------------------------------------------------------------------------------

                                  AGGREGATE COMPENSATION FROM THE FUNDS(1)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
BOARD MEMBER                               SENIOR    ARIZONA      ARIZONA      ARIZONA   ARIZONA   CALIFORNIA
NOMINEES                                   INCOME   DIVIDEND   DIVIDEND 2   DIVIDEND 3   PREMIUM        VALUE
-------------------------------------------------------------------------------------------------------------
Robert P. Bremner.......................    $526      $77         $121         $142       $202        $502
Lawrence H. Brown.......................     523       77          120          142        202         502
Jack B. Evans...........................     553       64          100          118        168         471
William C. Hunter.......................     205       25           39           46         66         179
William J. Schneider....................     526       78          123          145        206         481
Judith M. Stockdale.....................     505       73          114          135        191         463
-------------------------------------------------------------------------------------------------------------

                                     AGGREGATE COMPENSATION FROM THE FUNDS(1)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
BOARD MEMBER                           CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA      INSURED
NOMINEES                              PERFORMANCE   OPPORTUNITY   INVESTMENT       SELECT      QUALITY   CALIFORNIA
-------------------------------------------------------------------------------------------------------------------
Robert P. Bremner..................      $597          $379          $632        $1,076       $1,025        $291
Lawrence H. Brown..................       596           378           631         1,075        1,024         291
Jack B. Evans......................       562           356           595         1,013          965         274
William C. Hunter..................       213           137           225           385          366         105
William J. Schneider...............       576           372           610         1,038          989         286
Judith M. Stockdale................       552           350           585           996          949         269
-------------------------------------------------------------------------------------------------------------------

                                      AGGREGATE COMPENSATION FROM THE FUNDS(1)
--------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED
                                            INSURED   CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
BOARD MEMBER NOMINEES                  CALIFORNIA 2      PREMIUM     DIVIDEND   DIVIDEND 2   DIVIDEND 3     DIVIDEND
--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner...................       $561          $245        $1,049        $644        $1,047        $686
Lawrence H. Brown...................        561           245         1,048         644         1,046         685
Jack B. Evans.......................        528           231           988         607           986         646
William C. Hunter...................        200            89           375         231           375         245
William J. Schneider................        541           241         1,012         621         1,010         661
Judith M. Stockdale.................        519           227           971         596           969         635
--------------------------------------------------------------------------------------------------------------------

                                     AGGREGATE COMPENSATION FROM THE FUNDS(1)
------------------------------------------------------------------------------------------------------------------
                                        INSURED                                                            INSURED
                                     CALIFORNIA   CONNECTICUT   CONNECTICUT   CONNECTICUT   CONNECTICUT    FLORIDA
BOARD MEMBER NOMINEES                  TAX-FREE      DIVIDEND    DIVIDEND 2    DIVIDEND 3       PREMIUM   TAX-FREE
------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.................      $255         $112          $104          $184          $229         $179
Lawrence H. Brown.................       254          114           105           186           232          173
Jack B. Evans.....................       239           84            77           137           171          123
William C. Hunter.................        92           17            15            27            34           25
William J. Schneider..............       250          115           106           189           236          184
Judith M. Stockdale...............       235          104            96           170           212          166
------------------------------------------------------------------------------------------------------------------

                                  AGGREGATE COMPENSATION FROM THE FUNDS(1)
------------------------------------------------------------------------------------------------------------
                                            INSURED
                                            FLORIDA      FLORIDA   FLORIDA    GEORGIA      GEORGIA   GEORGIA
BOARD MEMBER NOMINEES                       PREMIUM   INVESTMENT   QUALITY   DIVIDEND   DIVIDEND 2   PREMIUM
------------------------------------------------------------------------------------------------------------
Robert P. Bremner........................    $730        $821       $714       $101        $530       $191
Lawrence H. Brown........................     701         789        686        102         535        192
Jack B. Evans............................     505         568        494         64         338        121
William C. Hunter........................      99         111         97         13          67         24
William J. Schneider.....................     778         876        761        103         542        195
Judith M. Stockdale......................     687         773        672         94         497        179
------------------------------------------------------------------------------------------------------------

                                AGGREGATE COMPENSATION FROM THE FUNDS(1)
--------------------------------------------------------------------------------------------------------
                                                                                 INSURED
                           MARYLAND     MARYLAND     MARYLAND   MARYLAND   MASSACHUSETTS   MASSACHUSETTS
BOARD MEMBER NOMINEES      DIVIDEND   DIVIDEND 2   DIVIDEND 3    PREMIUM        TAX-FREE        DIVIDEND
--------------------------------------------------------------------------------------------------------
Robert P. Bremner.......     $213        $215         $262        $530         $116             $87
Lawrence H. Brown.......      215         217          265         535          118              88
Jack B. Evans...........      136         137          167         338           86              65
William C. Hunter.......       27          27           33          67           17              13
William J. Schneider....      218         220          268         542          119              89
Judith M. Stockdale.....      200         202          245         497          108              81
--------------------------------------------------------------------------------------------------------

                              AGGREGATE COMPENSATION FROM THE FUNDS(1)
-----------------------------------------------------------------------------------------------------
                               MASSACHUSETTS   MICHIGAN   MICHIGAN   MICHIGAN   MISSOURI   NEW JERSEY
BOARD MEMBER NOMINEES                PREMIUM   DIVIDEND    PREMIUM    QUALITY    PREMIUM     DIVIDEND
-----------------------------------------------------------------------------------------------------
Robert P. Bremner...........       $201          $102       $382       $603       $95         $310
Lawrence H. Brown...........        203           102        382        603        96          299
Jack B. Evans...............        150            85        318        503        71          214
William C. Hunter...........         30            33        124        193        14           42
William J. Schneider........        207           104        390        608        98          318
Judith M. Stockdale.........        186            96        362        574        88          287
-----------------------------------------------------------------------------------------------------

                                   AGGREGATE COMPENSATION FROM THE FUNDS(1)
--------------------------------------------------------------------------------------------------------------
                                                                               NORTH        NORTH        NORTH
                                     NEW JERSEY   NEW JERSEY   NEW JERSEY   CAROLINA     CAROLINA     CAROLINA
BOARD MEMBER NOMINEES                DIVIDEND 2   INVESTMENT      PREMIUM   DIVIDEND   DIVIDEND 2   DIVIDEND 3
--------------------------------------------------------------------------------------------------------------
Robert P. Bremner.................      $217        $1,004        $602        $116        $193         $191
Lawrence H. Brown.................       209           965         579         117         195          193
Jack B. Evans.....................       149           696         417          74         123          122
William C. Hunter.................        30           137          82          15          25           24
William J. Schneider..............       222         1,071         642         119         198          196
Judith M. Stockdale...............       201           945         567         109         181          179
--------------------------------------------------------------------------------------------------------------

                                             AGGREGATE COMPENSATION FROM THE FUNDS(1)
----------------------------------------------------------------------------------------------------------------------------------
                                NORTH CAROLINA                         OHIO         OHIO        OHIO   PENNSYLVANIA   PENNSYLVANIA
BOARD MEMBER NOMINEES                  PREMIUM   OHIO DIVIDEND   DIVIDEND 2   DIVIDEND 3     QUALITY       DIVIDEND     DIVIDEND 2
----------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............         $321             $207          $154         $107         $514         $164           $182
Lawrence H. Brown.............          324              207           153          107          513          158            176
Jack B. Evans.................          204              172           128           89          428          113            125
William C. Hunter.............           41               68            50           35          167           22             25
William J. Schneider..........          329              211           156          109          523          168            187
Judith M. Stockdale...........          301              196           145          101          487          152            169
----------------------------------------------------------------------------------------------------------------------------------

                                            AGGREGATE COMPENSATION FROM THE FUNDS(1)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           TOTAL
                                                                                                                    COMPENSATION
                                                                                                                     FROM NUVEEN
                                                                                                                   FUNDS PAID TO
                                PENNSYLVANIA   PENNSYLVANIA                    VIRGINIA     VIRGINIA    VIRGINIA           BOARD
BOARD MEMBER NOMINEES              PREMIUM 2     INVESTMENT   TEXAS QUALITY    DIVIDEND   DIVIDEND 2     PREMIUM         MEMBERS
--------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............        $765           $816            $464          $160        $292         $452       $ 99,200
Lawrence H. Brown.............         735            784             463           161         295          457        100,750
Jack B. Evans.................         530            565             386           102         186          288         70,583
William C. Hunter.............         104            111             152            20          37           58              0
William J. Schneider..........         815            870             472           163         299          463         98,750
Judith M. Stockdale...........         719            768             439           150         274          424         94,000
--------------------------------------------------------------------------------------------------------------------------------

(1) Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

                                                  DEFERRED FEES
    ---------------------------------------------------------------------------------------------------------
                                   PREFERRED       PREFERRED     QUALITY       QUALITY       QUALITY   SENIOR
    BOARD MEMBER NOMINEES        CONVERTIBLE   CONVERTIBLE 2   PREFERRED   PREFERRED 2   PREFERRED 3   INCOME
    ---------------------------------------------------------------------------------------------------------
    Robert P. Bremner.........       $630           $610          $377         $724         $105         $78
    Lawrence H. Brown.........          0              0             0            0            0           0
    Jack B. Evans.............      1,059          1,002           669        1,286          172         139
    William C. Hunter.........      1,549          2,119           966        1,858          363         205
    William J. Schneider......      4,232          4,056         2,528        4,859          697         526
    Judith M. Stockdale.......      1,059          1,100           667        1,281          189         139
    ---------------------------------------------------------------------------------------------------------

                                                  DEFERRED FEES
    ----------------------------------------------------------------------------------------------------------
                                CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA        INSURED
    BOARD MEMBER NOMINEES            VALUE   PERFORMANCE   INVESTMENT       SELECT      QUALITY   CALIFORNIA 2
    ----------------------------------------------------------------------------------------------------------
    Robert P. Bremner........       $57          $90           $95          $161        $154           $84
    Lawrence H. Brown........         0            0             0             0           0             0
    Jack B. Evans............        87          141           150           255         243           133
    William C. Hunter........       179          213           225           385         366           200
    William J. Schneider.....       361          576           610         1,038         989           541
    Judith M. Stockdale......        97          152           161           273         260           143
    ----------------------------------------------------------------------------------------------------------

                                                 DEFERRED FEES
    -------------------------------------------------------------------------------------------------------
                                                                             INSURED   INSURED
                                   CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA   FLORIDA      FLORIDA
    BOARD MEMBER NOMINEES            DIVIDEND   DIVIDEND 2   DIVIDEND 3     DIVIDEND   PREMIUM   INVESTMENT
    -------------------------------------------------------------------------------------------------------
    Robert P. Bremner...........     $  157        $ 97        $  157        $103       $112        $126
    Lawrence H. Brown...........          0           0             0           0          0           0
    Jack B. Evans...............        249         153           248         162        130         146
    William C. Hunter...........        375         231           375         245         99         111
    William J. Schneider........      1,012         621         1,010         661        778         876
    Judith M. Stockdale.........        267         164           266         174        188         212
    -------------------------------------------------------------------------------------------------------

                                               DEFERRED FEES
    ----------------------------------------------------------------------------------------------------
                              FLORIDA   MICHIGAN   NEW JERSEY   NEW JERSEY   PENNSYLVANIA   PENNSYLVANIA
    BOARD MEMBER NOMINEES     QUALITY    QUALITY   INVESTMENT      PREMIUM      PREMIUM 2     INVESTMENT
    ----------------------------------------------------------------------------------------------------
    Robert P. Bremner......    $109        $90         $153         $92          $117           $125
    Lawrence H. Brown......       0          0            0           0             0              0
    Jack B. Evans..........     127        126          178         107           136            145
    William C. Hunter......      97        193          137          82           104            111
    William J. Schneider...     761        608        1,071         642           815            870
    Judith M. Stockdale....     184        157          259         155           197            211
    ----------------------------------------------------------------------------------------------------

Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by NAC or NIAC are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The Independent Board Members are also eligible to submit proposals to the Committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Board Member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contributions made by Nuveen Investments, Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.

COMMITTEES

The Board of each Fund has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The executive committee of each Fund held no meetings during its last fiscal year, except the executive committee of Preferred Convertible 2 held one meeting and the executive committee of Floating Rate held three meetings during its last fiscal year.

Lawrence H. Brown, Jack B. Evans and Timothy R. Schwertfeger, Chair, are current members of the dividend committee of each Fund. The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held five meetings during its last fiscal year, except the dividend committee of Preferred Convertible 2 held six meetings and the dividend committee of Floating Rate held two meetings during its last fiscal year.

Lawrence H. Brown, William C. Hunter, William J. Schneider, Chair, and Judith M. Stockdale are current members of the compliance, risk management and regulatory oversight committee of each Fund. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. As part of its duties regarding compliance matters, the committee is responsible for the oversight of the Pricing Procedures of the Funds and the Valuation Group. The compliance, risk management and regulatory oversight committee of each Fund held four meetings during its last fiscal year, except the compliance, risk management and regulatory oversight committee of the Florida Funds held five meetings and the compliance, risk management and regulatory oversight committee of the Connecticut Funds, the Georgia Funds, the Maryland Funds, the Massachusetts Funds, Missouri Premium, the North Carolina Funds and the Virginia Funds held three meetings during its last fiscal year.

Each Fund's Board has an audit committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), composed of Independent Board Members who are "independent" as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange and American Stock Exchange, as applicable. The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The audit committee reviews the work and any recommendations of the Funds' independent auditors. Based on such review, it is authorized to make recommendations to the Board. The Boards adopted an Audit Committee Charter that conforms to the listing standards of the New York Stock. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A. The audit committee of each Fund held four meetings during its last fiscal year, except the audit committee of Floating Rate held one meeting during its last fiscal year.

Each Fund has a nominating and governance committee composed entirely of Board Members who are not "interested persons" (as that term is defined in the 1940
Act) of the Funds and who are "independent" as defined by New York Stock Exchange or American Stock Exchange listing standards, as applicable. Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, William J. Schneider and Judith M. Stockdale are current members of the nominating and governance committee of each Fund. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to each Fund's Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Boards, a copy of which is attached to the proxy statement as Appendix B. The nominating and governance committee charter is not available on the Funds' website. The nominating and governance committee of each Fund held four meetings during its last fiscal year, except the nominating and governance committee of Floating Rate, Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Senior Income, the Arizona Funds, the Michigan Funds, the Ohio Funds and Texas Quality held three meetings during its last fiscal year.

The nominating and governance committee looks to many sources for recommendations of qualified Board members, including current Board Members, members of the Advisers, current shareholders of the Funds, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Funds who wish to nominate a candidate to their Fund's Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an "interested person" (as such term is defined in the 1940 Act) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board Members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate's qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as a non-"interested person" candidate, independence from the Advisers or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates nominees when the nominee is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any prospective Board member.

The Board of each Fund held four regular quarterly meetings and seven special meetings during the last fiscal year, except the Board of Floating Rate, Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Senior Income, the Arizona Funds, the Michigan Funds, the Ohio Funds and Texas Quality held three regular quarterly meetings and eight special meetings during the last fiscal year and the Board of the California Funds held four regular quarterly meetings and eight special meetings during the last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof). The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members attending annual meetings of shareholders of each Fund is posted on the Funds' website at www.nuveen.com/etf.

THE OFFICERS

The following table sets forth information as of September 30, 2004 with respect to each officer other than Mr. Schwertfeger (who is a Board Member and is included in the table relating to nominees for the Board). Officers receive no compensation from the Funds. The officers of the Funds are elected by the Board on an annual basis to serve until successors are elected and qualified.

---------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                                                                                               IN FUND
                                              TERM OF OFFICE AND                               COMPLEX
NAME, ADDRESS            POSITION(S) HELD     LENGTH OF TIME      PRINCIPAL OCCUPATION(S)      SERVED BY
AND BIRTHDATE            WITH FUND            SERVED*             DURING PAST 5 YEARS          OFFICER
---------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman     Chief                Term: Annual        Managing Director (since     145
333 West Wacker Drive    Administrative       Length of Service:  2002), Assistant Secretary
Chicago, IL 60606        Officer              Since 1988          and Associate General
(9/9/56)                                                          Counsel, formerly, Vice
                                                                  President of Nuveen
                                                                  Investments, LLC; Managing
                                                                  Director (since 2002),
                                                                  General Counsel and
                                                                  Assistant Secretary,
                                                                  formerly, Vice President of
                                                                  Nuveen Advisory Corp. and
                                                                  Nuveen Institutional
                                                                  Advisory Corp.; Managing
                                                                  Director (since 2002),
                                                                  Assistant Secretary and
                                                                  Associate General Counsel,
                                                                  formerly Vice President
                                                                  (since 2000) of Nuveen
                                                                  Asset Management, Inc.;
                                                                  Assistant Secretary of
                                                                  Nuveen Investments, Inc.
                                                                  (since 1994); Assistant
                                                                  Secretary of NWQ Investment
                                                                  Management Company, LLC.
                                                                  (since 2002); Vice
                                                                  President and Assistant
                                                                  Secretary of Nuveen
                                                                  Investments Advisers Inc.
                                                                  (since 2002); Managing
                                                                  Director, Associate General
                                                                  Counsel and Assistant
                                                                  Secretary of Rittenhouse
                                                                  Asset Management, Inc.
                                                                  (since 2003); Chartered
                                                                  Financial Analyst.

Michael T. Atkinson      Vice President and   Term: Annual        Vice President (since        145
333 West Wacker Drive    Assistant Secretary  Length of Service:  2002), formerly Assistant
Chicago, IL 60606                             Since 2002          Vice President (from 2000),
(2/3/66)                                                          previously, Associate of
                                                                  Nuveen Investments, LLC.

---------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                                                                                               IN FUND
                                              TERM OF OFFICE AND                               COMPLEX
NAME, ADDRESS            POSITION(S) HELD     LENGTH OF TIME      PRINCIPAL OCCUPATION(S)      SERVED BY
AND BIRTHDATE            WITH FUND            SERVED*             DURING PAST 5 YEARS          OFFICER
---------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo        Vice President and   Term: Annual        Vice President of Nuveen     145
333 West Wacker Drive    Treasurer            Length of Service:  Investments, LLC (since
Chicago, IL 60606                             Since 1999          1999); prior thereto,
(11/28/67)                                                        Assistant Vice President
                                                                  (from 1997); Vice President
                                                                  and Treasurer (since 1999)
                                                                  of Nuveen Investments,
                                                                  Inc.; Vice President and
                                                                  Treasurer (since 1999) of
                                                                  Nuveen Advisory Corp. and
                                                                  Nuveen Institutional
                                                                  Advisory Corp.; Vice
                                                                  President and Treasurer of
                                                                  Nuveen Asset Management,
                                                                  Inc. (since 2002) and of
                                                                  Nuveen Investments Advisers
                                                                  Inc. (since 2002);
                                                                  Assistant Treasurer of NWQ
                                                                  Investments Management
                                                                  Company, LLC. (since 2002);
                                                                  Vice President and
                                                                  Treasurer of Nuveen
                                                                  Rittenhouse Asset
                                                                  Management, Inc. (since
                                                                  2003); Chartered Financial
                                                                  Analyst.

Jessica R. Droeger       Vice President and   Term: Annual        Vice President (since 2002)  145
333 West Wacker Drive    Secretary            Length of Service:  and Assistant General
Chicago, IL 60606                             Since 1998          Counsel (since 1998),
(9/24/64)                                                         formerly Assistant Vice
                                                                  President (from 1998) of
                                                                  Nuveen Investments, LLC;
                                                                  Vice President (since 2002)
                                                                  and Assistant Secretary
                                                                  (from 1998), formerly
                                                                  Assistant Vice President of
                                                                  Nuveen Advisory Corp. and
                                                                  Nuveen Institutional
                                                                  Advisory Corp.

Lorna C. Ferguson        Vice President       Term: Annual        Managing Director (since     145
333 West Wacker Drive                         Length of Service:  2004), previously, Vice
Chicago, IL 60606                             Since 1998          President of Nuveen
(10/24/45)                                                        Investments, LLC; Managing
                                                                  Director (since 2004),
                                                                  previously, Vice President
                                                                  of Nuveen Advisory Corp.
                                                                  and Nuveen Institutional
                                                                  Advisory Corp.

---------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                                                                                               IN FUND
                                              TERM OF OFFICE AND                               COMPLEX
NAME, ADDRESS            POSITION(S) HELD     LENGTH OF TIME      PRINCIPAL OCCUPATION(S)      SERVED BY
AND BIRTHDATE            WITH FUND            SERVED*             DURING PAST 5 YEARS          OFFICER
---------------------------------------------------------------------------------------------------------
William M. Fitzgerald    Vice President       Term: Annual        Managing Director (since     145
333 West Wacker Drive                         Length of Service:  2001), formerly Vice
Chicago, IL 60606                             Since 1995          President (since 1995) of
(3/2/64)                                                          Nuveen Advisory Corp. and
                                                                  Nuveen Institutional
                                                                  Advisory Corp.; Managing
                                                                  Director of Nuveen Asset
                                                                  Management, Inc. (since
                                                                  2001); Vice President of
                                                                  Nuveen Investments Advisers
                                                                  Inc. (since 2002);
                                                                  Chartered Financial
                                                                  Analyst.

Stephen D. Foy           Vice President and   Term: Annual        Vice President (since 1993)  145
333 West Wacker Drive    Controller           Length of Service:  and Funds Controller (since
Chicago, IL 60606                             Since 1993          1998) of Nuveen
(5/31/54)                                                         Investments, LLC; Vice
                                                                  President (since 1998) and
                                                                  formerly, Funds Controller
                                                                  of Nuveen Investments,
                                                                  Inc.; Certified Public
                                                                  Accountant.

James D. Grassi          Vice President and   Term: Annual        Vice President and Deputy    145
333 West Wacker Drive    Chief Compliance     Length of Service:  Director of Compliance
Chicago, IL 60606        Officer              Since 2004          (since August, 2004) of
(4/13/56)                                                         Nuveen Investments, LLC,
                                                                  Nuveen Investments Advisers
                                                                  Inc., Nuveen Asset
                                                                  Management, Inc., Nuveen
                                                                  Advisory Corp., Nuveen
                                                                  Institutional Advisory
                                                                  Corp. and Rittenhouse Asset
                                                                  Management, Inc., formerly,
                                                                  Senior Attorney (1994-July
                                                                  2004), The Northern Trust
                                                                  Company.

David J. Lamb            Vice President       Term: Annual        Vice President of Nuveen     145
333 West Wacker Drive                         Length of Service:  Investments, LLC (since
Chicago, IL 60606                             Since 2000          2000); prior thereto,
(3/22/63)                                                         Assistant Vice President
                                                                  (from 1999); formerly
                                                                  Associate of Nuveen
                                                                  Investments, LLC; Certified
                                                                  Public Accountant.

Tina M. Lazar            Vice President       Term: Annual        Vice President of Nuveen     145
333 West Wacker Drive                         Length of Service:  Investments, LLC (since
Chicago, IL 60606                             Since 2002          1999); prior thereto,
(8/27/61)                                                         Assistant Vice President
                                                                  (since 1993) of Nuveen
                                                                  Investments, LLC.

---------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                                                                                               IN FUND
                                              TERM OF OFFICE AND                               COMPLEX
NAME, ADDRESS            POSITION(S) HELD     LENGTH OF TIME      PRINCIPAL OCCUPATION(S)      SERVED BY
AND BIRTHDATE            WITH FUND            SERVED*             DURING PAST 5 YEARS          OFFICER
---------------------------------------------------------------------------------------------------------
Larry W. Martin          Vice President and   Term: Annual        Vice President, Assistant    145
333 West Wacker Drive    Assistant Secretary  Length of Service:  Secretary and Assistant
Chicago, IL 60606                             Since 1988          General Counsel of Nuveen
(7/27/51)                                                         Investments, LLC; Vice
                                                                  President and Assistant
                                                                  Secretary of Nuveen
                                                                  Advisory Corp. and Nuveen
                                                                  Institutional Advisory
                                                                  Corp.; Assistant Secretary
                                                                  of Nuveen Investments,
                                                                  Inc.; Assistant Secretary
                                                                  of Nuveen Asset Management,
                                                                  Inc. (since 1997); Vice
                                                                  President (since 2000),
                                                                  Assistant Secretary and
                                                                  Assistant General Counsel
                                                                  (since 1998) of Rittenhouse
                                                                  Asset Management, Inc.;
                                                                  Vice President and
                                                                  Assistant Secretary of
                                                                  Nuveen Investments Advisers
                                                                  Inc. (since 2002);
                                                                  Assistant Secretary of NWQ
                                                                  Investment Management
                                                                  Company, LLC. (since 2002).

Edward F. Neild, IV      Vice President       Term: Annual        Managing Director (since     145
333 West Wacker Drive                         Length of Service:  2002), formerly, Vice
Chicago, IL 60606                             Since 1996          President (from 1996) of
(7/7/65)                                                          Nuveen Institutional
                                                                  Advisory Corp. and Nuveen
                                                                  Advisory Corp.; Managing
                                                                  Director of Nuveen Asset
                                                                  Management, Inc. (since
                                                                  1999); Chartered Financial
                                                                  Analyst.
---------------------------------------------------------------------------------------------------------

* Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.

AUDIT COMMITTEE REPORT

The audit committee of the Board is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of each Fund, (2) the quality and integrity of the Funds' financial statements, (3) each Fund's compliance with regulatory requirements, and (4) the independence and performance of each Fund's independent and internal auditors. Among other responsibilities, the committee reviews, in its oversight capacity, each Fund's annual financial statements with both management and the independent auditors and the committee meets periodically with the independent and internal auditors to consider their evaluation of each Fund's financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund's independent auditors and determines their compensation, subject to ratification of the Board, if required. The committee is currently composed of four Board Members and operates under a written charter adopted and approved by the Board, a copy of which is attached as Appendix A. Each committee member is "independent" as defined by New York Stock Exchange or American Stock Exchange listing standards, as applicable.

The committee, in discharging its duties, has met with and held discussions with management and each Fund's independent and internal auditors. The committee has reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). Each Fund's independent auditors provided to the committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with representatives of the independent auditors their firm's independence. As provided in the Audit Committee Charter, it is not the committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the committee, the committee has recommended that the Board include the audited financial statements in each Fund's Annual Report.

The members of the committee are:

Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William J. Schneider

AUDIT AND RELATED FEES. The following tables provide the aggregate fees billed by Ernst & Young LLP during each Fund's last two fiscal years (i) to each Fund for services provided to the Fund and (ii) to the Advisers and certain entities controlling, controlled by, or under common control with the Advisers that provide ongoing services to each Fund ("Adviser Entities") for engagements directly related to the operations and financial reporting of each Fund.

-----------------------------------------------------------------------------------------------------------------------
                                                             AUDIT RELATED FEES(2)                          TAX FEES(3)
                                 AUDIT FEES(1)   ---------------------------------   ----------------------------------
                             -----------------                        ADVISERS AND                         ADVISERS AND
                                                                           ADVISER                              ADVISER
                                          FUND              FUND          ENTITIES               FUND          ENTITIES
                             -----------------   ---------------   ---------------   ----------------   ---------------
                              FISCAL    FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL    FISCAL   FISCAL   FISCAL
                                YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR      YEAR     YEAR     YEAR
                               ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED     ENDED    ENDED    ENDED
FUND                            2003      2004     2003     2004     2003     2004     2003      2004     2003     2004
-----------------------------------------------------------------------------------------------------------------------
Floating Rate..............       $0   $20,000   $   0    $   0    $   0    $   0       $0         $0   $   0    $   0
Preferred Convertible......    6,300    18,139       0        0        0        0        0      7,549       0        0
Preferred Convertible 2....    6,300    21,861       0        0        0        0        0     10,296       0        0
Quality Preferred..........   30,047    17,026       0        0        0        0    2,705      4,740       0        0
Quality Preferred 2........   11,550    26,088       0        0        0        0    4,475      9,098       0        0
Quality Preferred 3........    8,400    10,886       0        0        0        0        0      1,788       0        0
Senior Income(5)...........      N/A    40,000       0        0        0        0      N/A        364       0        0
Arizona Dividend...........    5,707     6,193       0        0        0        0      351        569       0        0
Arizona Dividend 2.........    6,084     6,646       0        0        0        0      352        686       0        0
Arizona Dividend 3.........   11,550     6,868       0        0        0        0      352        743       0        0
Arizona Premium............    6,786     7,482       0        0        0        0      353        379       0        0
California Value...........    9,888    11,096       0        0        0        0      359        405       0        0
California Performance.....   10,772    12,197       0        0        0        0      361        413       0        0
California Opportunity.....    8,671     9,720       0        0        0        0      357        395       0        0
California Investment......   11,167    12,571       0        0        0        0      362        416       0        0
California Select..........   15,395    17,617       0        0        0        0      370        452       0        0
California Quality.........   14,916    17,059       0        0        0        0      369        448       0        0
Insured California.........    7,838     8,718       0        0        0        0      355        388       0        0

---------------------------  -----------------------------------
                                               ALL OTHER FEES(4)
                             -----------------------------------
                                                    ADVISERS AND
                                                         ADVISER
                                          FUND          ENTITIES
                             -----------------   ---------------
                              FISCAL    FISCAL   FISCAL   FISCAL
                                YEAR      YEAR     YEAR     YEAR
                               ENDED     ENDED    ENDED    ENDED
FUND                            2003      2004     2003     2004
---------------------------  -----------------------------------
Floating Rate..............      $0        $0    $   0    $   0
Preferred Convertible......       0     3,450        0        0
Preferred Convertible 2....       0     2,600        0        0
Quality Preferred..........   2,400     3,450        0        0
Quality Preferred 2........   2,013     3,450        0        0
Quality Preferred 3........     850     3,450        0        0
Senior Income(5)...........     N/A     4,500        0        0
Arizona Dividend...........   2,300     2,500        0        0
Arizona Dividend 2.........   2,300     2,500        0        0
Arizona Dividend 3.........   1,475     2,500        0        0
Arizona Premium............   2,300     2,500        0        0
California Value...........       0         0        0        0
California Performance.....   2,300     2,500        0        0
California Opportunity.....   2,300     2,500        0        0
California Investment......   2,300     2,500        0        0
California Select..........   2,300     2,500        0        0
California Quality.........   2,300     2,500        0        0
Insured California.........   2,300     2,500        0        0

-----------------------------------------------------------------------------------------------------------------------
                                                             AUDIT RELATED FEES(2)                          TAX FEES(3)
                                 AUDIT FEES(1)   ---------------------------------   ----------------------------------
                             -----------------                        ADVISERS AND                         ADVISERS AND
                                                                           ADVISER                              ADVISER
                                          FUND              FUND          ENTITIES               FUND          ENTITIES
                             -----------------   ---------------   ---------------   ----------------   ---------------
                              FISCAL    FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL    FISCAL   FISCAL   FISCAL
                                YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR      YEAR     YEAR     YEAR
                               ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED     ENDED    ENDED    ENDED
FUND                            2003      2004     2003     2004     2003     2004     2003      2004     2003     2004
-----------------------------------------------------------------------------------------------------------------------
Insured California 2.......  $10,426   $11,793   $   0    $   0    $   0    $   0     $360       $410   $   0    $   0
California Premium.........    7,402     8,204       0        0        0        0      355        384       0        0
California Dividend........   15,085    17,374       0        0        0        0      369        450       0        0
California Dividend 2......   11,216    12,752       0        0        0        0      362      2,264       0        0
California Dividend 3......   15,042    17,369       0        0        0        0      369      3,450       0        0
Insured California
  Dividend.................   11,633    13,234       0        0        0        0      363      2,392       0        0
Insured California
  Tax-Free.................   10,500     8,316       0        0        0        0        0      1,115       0        0
Connecticut Dividend.......    6,124     6,694       0        0        0        0      352        699       0        0
Connecticut Dividend 2.....    6,039     6,590       0        0        0        0      352        674       0        0
Connecticut Dividend 3.....    9,450     7,521       0        0        0        0      352        912       0        0
Connecticut Premium........    7,259     8,035       0        0        0        0      354        383       0        0
Insured Florida Tax-Free...    8,400     7,298       0        0        0        0        0        378       0        0
Insured Florida Premium....   11,506    13,041       0        0        0        0      362        420       0        0
Florida Investment.........   12,372    13,965       0        0        0        0      364        427       0        0
Florida Quality............   11,396    12,870       0        0        0        0      362        418       0        0
Georgia Dividend...........    5,870     6,392       0        0        0        0      352        621       0        0
Georgia Dividend 2.........    9,450     7,599       0        0        0        0      352        931       0        0
Georgia Premium............    6,612     7,270       0        0        0        0      353        378       0        0
Maryland Dividend..........    6,811     7,488       0        0        0        0      353        908       0        0
Maryland Dividend 2........    6,818     7,525       0        0        0        0      353        914       0        0
Maryland Dividend 3........    9,450     7,994       0        0        0        0      353      1,032       0        0
Maryland Premium...........    9,425    10,613       0        0        0        0      358        402       0        0

---------------------------  -----------------------------------
                                               ALL OTHER FEES(4)
                             -----------------------------------
                                                    ADVISERS AND
                                                         ADVISER
                                          FUND          ENTITIES
                             -----------------   ---------------
                              FISCAL    FISCAL   FISCAL   FISCAL
                                YEAR      YEAR     YEAR     YEAR
                               ENDED     ENDED    ENDED    ENDED
FUND                            2003      2004     2003     2004
---------------------------  -----------------------------------
Insured California 2.......  $2,300    $2,500    $   0    $   0
California Premium.........   2,300     2,500        0        0
California Dividend........   2,300     2,500        0        0
California Dividend 2......   2,300     2,500        0        0
California Dividend 3......   2,300     2,500        0        0
Insured California
  Dividend.................   2,300     2,500        0        0
Insured California
  Tax-Free.................     900     2,500        0        0
Connecticut Dividend.......   2,250     2,450        0        0
Connecticut Dividend 2.....   1,975     2,450        0        0
Connecticut Dividend 3.....     875     2,450        0        0
Connecticut Premium........   2,250     2,450        0        0
Insured Florida Tax-Free...     900     2,500        0        0
Insured Florida Premium....   2,300     2,500        0        0
Florida Investment.........   2,300     2,500        0        0
Florida Quality............   2,300     2,500        0        0
Georgia Dividend...........   2,250     2,450        0        0
Georgia Dividend 2.........     875     2,450        0        0
Georgia Premium............   2,250     2,450        0        0
Maryland Dividend..........   2,250     2,450        0        0
Maryland Dividend 2........   2,250     2,450        0        0
Maryland Dividend 3........     875     2,450        0        0
Maryland Premium...........   2,250     2,450        0        0

-----------------------------------------------------------------------------------------------------------------------
                                                             AUDIT RELATED FEES(2)                          TAX FEES(3)
                                 AUDIT FEES(1)   ---------------------------------   ----------------------------------
                             -----------------                        ADVISERS AND                         ADVISERS AND
                                                                           ADVISER                              ADVISER
                                          FUND              FUND          ENTITIES               FUND          ENTITIES
                             -----------------   ---------------   ---------------   ----------------   ---------------
                              FISCAL    FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL    FISCAL   FISCAL   FISCAL
                                YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR      YEAR     YEAR     YEAR
                               ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED     ENDED    ENDED    ENDED
FUND                            2003      2004     2003     2004     2003     2004     2003      2004     2003     2004
-----------------------------------------------------------------------------------------------------------------------
Insured Massachusetts
  Tax-Free.................   $7,350    $6,739   $   0    $   0    $   0    $   0       $0       $374   $   0    $   0
Massachusetts Dividend.....    5,878     6,402       0        0        0        0      352        624       0        0
Massachusetts Premium......    6,992     7,706       0        0        0        0      354        381       0        0
Michigan Dividend..........    5,923     6,451       0        0        0        0      352        636       0        0
Michigan Premium...........    8,385     9,304       0        0        0        0      356        393       0        0
Michigan Quality...........   10,265    11,608       0        0        0        0      360        409       0        0
Missouri Premium...........    5,961     6,496       0        0        0        0      352        372       0        0
New Jersey Dividend........    7,784     8,677       0        0        0        0      355      1,212       0        0
New Jersey Dividend 2......    6,957     7,692       0        0        0        0      354        957       0        0
New Jersey Investment......   13,937    15,935       0        0        0        0      367        440       0        0
New Jersey Premium.........   10,390    11,704       0        0        0        0      360        410       0        0
North Carolina Dividend....    5,997     6,539       0        0        0        0      352        661       0        0
North Carolina Dividend
  2........................    6,635     7,299       0        0        0        0      353        857       0        0
North Carolina Dividend
  3........................    9,450     7,285       0        0        0        0      352        852       0        0
North Carolina Premium.....    7,698     8,546       0        0        0        0      355        387       0        0
Ohio Dividend..............    6,822     7,523       0        0        0        0      353        380       0        0
Ohio Dividend 2............    6,368     6,982       0        0        0        0      353        774       0        0
Ohio Dividend 3............    5,968     6,501       0        0        0        0      352        650       0        0
Ohio Quality...............    9,501    10,653       0        0        0        0      358        403       0        0
Pennsylvania Dividend......    6,479     7,124       0        0        0        0      353        813       0        0
Pennsylvania Dividend 2....    6,653     7,316       0        0        0        0      353        863       0        0

---------------------------  -----------------------------------
                                               ALL OTHER FEES(4)
                             -----------------------------------
                                                    ADVISERS AND
                                                         ADVISER
                                          FUND          ENTITIES
                             -----------------   ---------------
                              FISCAL    FISCAL   FISCAL   FISCAL
                                YEAR      YEAR     YEAR     YEAR
                               ENDED     ENDED    ENDED    ENDED
FUND                            2003      2004     2003     2004
---------------------------  -----------------------------------
Insured Massachusetts
  Tax-Free.................    $300    $2,450    $   0    $   0
Massachusetts Dividend.....   2,250     2,450        0        0
Massachusetts Premium......   2,250     2,450        0        0
Michigan Dividend..........   2,300     2,500        0        0
Michigan Premium...........   2,300     2,500        0        0
Michigan Quality...........   2,300     2,500        0        0
Missouri Premium...........   2,250     2,450        0        0
New Jersey Dividend........   2,300     2,500        0        0
New Jersey Dividend 2......   2,300     2,500        0        0
New Jersey Investment......   2,300     2,500        0        0
New Jersey Premium.........   2,300     2,500        0        0
North Carolina Dividend....   2,250     2,450        0        0
North Carolina Dividend
  2........................   2,250     2,450        0        0
North Carolina Dividend
  3........................     875     2,450        0        0
North Carolina Premium.....   2,250     2,450        0        0
Ohio Dividend..............   2,300     2,500        0        0
Ohio Dividend 2............   2,300     2,500        0        0
Ohio Dividend 3............   2,300     2,500        0        0
Ohio Quality...............   2,300     2,500        0        0
Pennsylvania Dividend......   2,300     2,500        0        0
Pennsylvania Dividend 2....   2,300     2,500        0        0

-----------------------------------------------------------------------------------------------------------------------
                                                             AUDIT RELATED FEES(2)                          TAX FEES(3)
                                 AUDIT FEES(1)   ---------------------------------   ----------------------------------
                             -----------------                        ADVISERS AND                         ADVISERS AND
                                                                           ADVISER                              ADVISER
                                          FUND              FUND          ENTITIES               FUND          ENTITIES
                             -----------------   ---------------   ---------------   ----------------   ---------------
                              FISCAL    FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL    FISCAL   FISCAL   FISCAL
                                YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR      YEAR     YEAR     YEAR
                               ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED     ENDED    ENDED    ENDED
FUND                            2003      2004     2003     2004     2003     2004     2003      2004     2003     2004
-----------------------------------------------------------------------------------------------------------------------
Pennsylvania Premium 2.....  $11,804   $13,414   $   0    $   0    $   0    $   0     $363       $422   $   0    $   0
Pennsylvania Investment....   12,254    13,969       0        0        0        0      364        426       0        0
Texas Quality..............    9,022    10,176       0        0        0        0      358        398       0        0
Virginia Dividend..........    6,361     6,972       0        0        0        0      353        772       0        0
Virginia Dividend 2........    7,457     8,286       0        0        0        0      355      1,111       0        0
Virginia Premium...........    8,765     9,853       0        0        0        0      357        396       0        0

---------------------------  -----------------------------------
                                               ALL OTHER FEES(4)
                             -----------------------------------
                                                    ADVISERS AND
                                                         ADVISER
                                          FUND          ENTITIES
                             -----------------   ---------------
                              FISCAL    FISCAL   FISCAL   FISCAL
                                YEAR      YEAR     YEAR     YEAR
                               ENDED     ENDED    ENDED    ENDED
FUND                            2003      2004     2003     2004
---------------------------  -----------------------------------
Pennsylvania Premium 2.....  $2,300    $2,500    $   0    $   0
Pennsylvania Investment....   2,300     2,500        0        0
Texas Quality..............   2,300     2,500        0        0
Virginia Dividend..........   2,250     2,450        0        0
Virginia Dividend 2........   2,250     2,450        0        0
Virginia Premium...........   2,250     2,450        0        0

--------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

(5) On July 30, 2003, the Board of Senior Income approved Ernst & Young LLP as the independent registered public accounting firm effective with the July 31, 2004 fiscal year-end audit. Ernst & Young LLP currently serves as the independent registered public accounting firm for 109 other Nuveen closed-end exchange-traded funds. KPMG LLP served as the independent registered public accounting firm of Senior Income for the fiscal years ended July 31, 2000 through July 31, 2003 and as of the latter date Senior Income was the only Nuveen fund for which KPMG LLP served as the independent registered public accounting firm. The change from KPMG LLP to Ernst & Young LLP was the result of the determination by Senior Income's Board that, based on a recommendation from the audit committee of the Board, the use of Ernst & Young LLP would result in efficiencies for Senior Income and the audit committee. KPMG LLP's report on Senior Income's financial statements for the fiscal year ended July 31, 2003 did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principals. In addition, there had not been any disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make a reference to the subject matter of the disagreement in connection with its reports.

NON-AUDIT FEES. The following tables provide the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to each Fund, the Advisers and the Adviser Entities during each Fund's last two fiscal years.

--------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL NON-AUDIT FEES
                                                                        BILLED TO ADVISERS AND
                                                                              ADVISER ENTITIES
                                                                          (ENGAGEMENTS RELATED        TOTAL NON-AUDIT FEES
                                                                               DIRECTLY TO THE      BILLED TO ADVISERS AND
                                              TOTAL NON-AUDIT FEES    OPERATIONS AND FINANCIAL            ADVISER ENTITIES
                                                    BILLED TO FUND          REPORTING OF FUND)     (ALL OTHER ENGAGEMENTS)
                                         -------------------------   -------------------------   -------------------------
                                         FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
FUND                                      ENDED 2003    ENDED 2004    ENDED 2003    ENDED 2004    ENDED 2003    ENDED 2004
--------------------------------------------------------------------------------------------------------------------------
Floating Rate..........................          $0            $0    $        0    $        0    $        0    $        0
Preferred Convertible..................           0        10,999             0             0             0             0
Preferred Convertible 2................           0        12,896             0             0             0             0
Quality Preferred......................       5,105         8,190             0             0             0             0
Quality Preferred 2....................       6,488        12,548             0             0             0             0
Quality Preferred 3....................         850         5,238             0             0             0             0
Senior Income(1).......................         N/A         4,864             0             0             0             0
Arizona Dividend.......................       2,651         3,069             0             0             0             0
Arizona Dividend 2.....................       2,652         3,186             0             0             0             0
Arizona Dividend 3.....................       1,827         3,243             0             0             0             0
Arizona Premium........................       2,653         2,879             0             0             0             0
California Value.......................         359           405             0             0             0             0
California Performance.................       2,661         2,913             0             0             0             0
California Opportunity.................       2,657         2,895             0             0             0             0
California Investment..................       2,662         2,916             0             0             0             0
California Select......................       2,670         2,952             0             0             0             0
California Quality.....................       2,669         2,948             0             0             0             0
Insured California.....................       2,655         2,888             0             0             0             0
Insured California 2...................       2,660         2,910             0             0             0             0

---------------------------------------  -------------------------

                                                             TOTAL
                                         -------------------------
                                         FISCAL YEAR   FISCAL YEAR
FUND                                      ENDED 2003    ENDED 2004
---------------------------------------  -------------------------
Floating Rate..........................          $0            $0
Preferred Convertible..................           0        10,999
Preferred Convertible 2................           0        12,896
Quality Preferred......................       5,105         8,190
Quality Preferred 2....................       6,488        12,548
Quality Preferred 3....................         850         5,238
Senior Income(1).......................         N/A         4,864
Arizona Dividend.......................       2,651         3,069
Arizona Dividend 2.....................       2,652         3,186
Arizona Dividend 3.....................       1,827         3,243
Arizona Premium........................       2,653         2,879
California Value.......................         359           405
California Performance.................       2,661         2,913
California Opportunity.................       2,657         2,895
California Investment..................       2,662         2,916
California Select......................       2,670         2,952
California Quality.....................       2,669         2,948
Insured California.....................       2,655         2,888
Insured California 2...................       2,660         2,910

--------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL NON-AUDIT FEES
                                                                        BILLED TO ADVISERS AND
                                                                              ADVISER ENTITIES
                                                                          (ENGAGEMENTS RELATED        TOTAL NON-AUDIT FEES
                                                                               DIRECTLY TO THE      BILLED TO ADVISERS AND
                                              TOTAL NON-AUDIT FEES    OPERATIONS AND FINANCIAL            ADVISER ENTITIES
                                                    BILLED TO FUND          REPORTING OF FUND)     (ALL OTHER ENGAGEMENTS)
                                         -------------------------   -------------------------   -------------------------
                                         FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
FUND                                      ENDED 2003    ENDED 2004    ENDED 2003    ENDED 2004    ENDED 2003    ENDED 2004
--------------------------------------------------------------------------------------------------------------------------
California Premium.....................      $2,655        $2,884    $        0    $        0    $        0    $        0
California Dividend....................       2,669         2,950             0             0             0             0
California Dividend 2..................       2,662         4,764             0             0             0             0
California Dividend 3..................       2,669         5,950             0             0             0             0
Insured California Dividend............       2,663         4,892             0             0             0             0
Insured California Tax-Free............         900         3,615             0             0             0             0
Connecticut Dividend...................       2,602         3,149             0             0             0             0
Connecticut Dividend 2.................       2,327         3,124             0             0             0             0
Connecticut Dividend 3.................       1,227         3,362             0             0             0             0
Connecticut Premium....................       2,604         2,833             0             0             0             0
Insured Florida Tax-Free...............         900         2,878             0             0             0             0
Insured Florida Premium................       2,662         2,920             0             0             0             0
Florida Investment.....................       2,664         2,927             0             0             0             0
Florida Quality........................       2,662         2,918             0             0             0             0
Georgia Dividend.......................       2,602         3,071             0             0             0             0
Georgia Dividend 2.....................       1,227         3,381             0             0             0             0
Georgia Premium........................       2,603         2,828             0             0             0             0
Maryland Dividend......................       2,603         3,358             0             0             0             0
Maryland Dividend 2....................       2,603         3,364             0             0             0             0
Maryland Dividend 3....................       1,228         3,482             0             0             0             0
Maryland Premium.......................       2,608         2,852             0             0             0             0

---------------------------------------  -------------------------

                                                             TOTAL
                                         -------------------------
                                         FISCAL YEAR   FISCAL YEAR
FUND                                      ENDED 2003    ENDED 2004
---------------------------------------  -------------------------
California Premium.....................      $2,655        $2,884
California Dividend....................       2,669         2,950
California Dividend 2..................       2,662         4,764
California Dividend 3..................       2,669         5,950
Insured California Dividend............       2,663         4,892
Insured California Tax-Free............         900         3,615
Connecticut Dividend...................       2,602         3,149
Connecticut Dividend 2.................       2,327         3,124
Connecticut Dividend 3.................       1,227         3,362
Connecticut Premium....................       2,604         2,833
Insured Florida Tax-Free...............         900         2,878
Insured Florida Premium................       2,662         2,920
Florida Investment.....................       2,664         2,927
Florida Quality........................       2,662         2,918
Georgia Dividend.......................       2,602         3,071
Georgia Dividend 2.....................       1,227         3,381
Georgia Premium........................       2,603         2,828
Maryland Dividend......................       2,603         3,358
Maryland Dividend 2....................       2,603         3,364
Maryland Dividend 3....................       1,228         3,482
Maryland Premium.......................       2,608         2,852

--------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL NON-AUDIT FEES
                                                                        BILLED TO ADVISERS AND
                                                                              ADVISER ENTITIES
                                                                          (ENGAGEMENTS RELATED        TOTAL NON-AUDIT FEES
                                                                               DIRECTLY TO THE      BILLED TO ADVISERS AND
                                              TOTAL NON-AUDIT FEES    OPERATIONS AND FINANCIAL            ADVISER ENTITIES
                                                    BILLED TO FUND          REPORTING OF FUND)     (ALL OTHER ENGAGEMENTS)
                                         -------------------------   -------------------------   -------------------------
                                         FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
FUND                                      ENDED 2003    ENDED 2004    ENDED 2003    ENDED 2004    ENDED 2003    ENDED 2004
--------------------------------------------------------------------------------------------------------------------------
Insured Massachusetts Tax-Free.........        $300        $2,824    $        0    $        0    $        0    $        0
Massachusetts Dividend.................       2,602         3,074             0             0             0             0
Massachusetts Premium..................       2,604         2,831             0             0             0             0
Michigan Dividend......................       2,652         3,136             0             0             0             0
Michigan Premium.......................       2,656         2,893             0             0             0             0
Michigan Quality.......................       2,660         2,909             0             0             0             0
Missouri Premium.......................       2,602         2,822             0             0             0             0
New Jersey Dividend....................       2,655         3,712             0             0             0             0
New Jersey Dividend 2..................       2,654         3,457             0             0             0             0
New Jersey Investment..................       2,667         2,940             0             0             0             0
New Jersey Premium.....................       2,660         2,910             0             0             0             0
North Carolina Dividend................       2,602         3,111             0             0             0             0
North Carolina Dividend 2..............       2,603         3,307             0             0             0             0
North Carolina Dividend 3..............       1,227         3,302             0             0             0             0
North Carolina Premium.................       2,605         2,837             0             0             0             0
Ohio Dividend..........................       2,653         2,880             0             0             0             0
Ohio Dividend 2........................       2,653         3,274             0             0             0             0
Ohio Dividend 3........................       2,652         3,150             0             0             0             0
Ohio Quality...........................       2,658         2,903             0             0             0             0
Pennsylvania Dividend..................       2,653         3,313             0             0             0             0
Pennsylvania Dividend 2................       2,653         3,363             0             0             0             0

---------------------------------------  -------------------------

                                                             TOTAL
                                         -------------------------
                                         FISCAL YEAR   FISCAL YEAR
FUND                                      ENDED 2003    ENDED 2004
---------------------------------------  -------------------------
Insured Massachusetts Tax-Free.........        $300        $2,824
Massachusetts Dividend.................       2,602         3,074
Massachusetts Premium..................       2,604         2,831
Michigan Dividend......................       2,652         3,136
Michigan Premium.......................       2,656         2,893
Michigan Quality.......................       2,660         2,909
Missouri Premium.......................       2,602         2,822
New Jersey Dividend....................       2,655         3,712
New Jersey Dividend 2..................       2,654         3,457
New Jersey Investment..................       2,667         2,940
New Jersey Premium.....................       2,660         2,910
North Carolina Dividend................       2,602         3,111
North Carolina Dividend 2..............       2,603         3,307
North Carolina Dividend 3..............       1,227         3,302
North Carolina Premium.................       2,605         2,837
Ohio Dividend..........................       2,653         2,880
Ohio Dividend 2........................       2,653         3,274
Ohio Dividend 3........................       2,652         3,150
Ohio Quality...........................       2,658         2,903
Pennsylvania Dividend..................       2,653         3,313
Pennsylvania Dividend 2................       2,653         3,363

--------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL NON-AUDIT FEES
                                                                        BILLED TO ADVISERS AND
                                                                              ADVISER ENTITIES
                                                                          (ENGAGEMENTS RELATED        TOTAL NON-AUDIT FEES
                                                                               DIRECTLY TO THE      BILLED TO ADVISERS AND
                                              TOTAL NON-AUDIT FEES    OPERATIONS AND FINANCIAL            ADVISER ENTITIES
                                                    BILLED TO FUND          REPORTING OF FUND)     (ALL OTHER ENGAGEMENTS)
                                         -------------------------   -------------------------   -------------------------
                                         FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
FUND                                      ENDED 2003    ENDED 2004    ENDED 2003    ENDED 2004    ENDED 2003    ENDED 2004
--------------------------------------------------------------------------------------------------------------------------
Pennsylvania Premium 2.................      $2,663        $2,922    $        0    $        0    $        0    $        0
Pennsylvania Investment................       2,664         2,926             0             0             0             0
Texas Quality..........................       2,658         2,898             0             0             0             0
Virginia Dividend......................       2,603         3,222             0             0             0             0
Virginia Dividend 2....................       2,605         3,561             0             0             0             0
Virginia Premium.......................       2,607         2,846             0             0             0             0

---------------------------------------  -------------------------

                                                             TOTAL
                                         -------------------------
                                         FISCAL YEAR   FISCAL YEAR
FUND                                      ENDED 2003    ENDED 2004
---------------------------------------  -------------------------
Pennsylvania Premium 2.................      $2,663        $2,922
Pennsylvania Investment................       2,664         2,926
Texas Quality..........................       2,658         2,898
Virginia Dividend......................       2,603         3,222
Virginia Dividend 2....................       2,605         3,561
Virginia Premium.......................       2,607         2,846

--------------------------------------------------------------------------------

(1) On July 30, 2003, the Board of Senior Income approved Ernst & Young LLP as the independent registered public accounting firm effective with the July 31, 2004 fiscal year-end audit. KPMG LLP served as the independent registered public accounting firm of Senior Income for the fiscal years ended July 31, 2000 through July 31, 2003.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. Generally, the audit committee must approve each Fund's independent auditor's engagements (i) with the Fund for audit or non-audit services and (ii) with the Advisers and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent auditors for each Fund and the Advisers and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the audit committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to each Fund and to the Advisers and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by Ernst & Young LLP to each Fund or the Advisers or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. The audit committee has considered whether the provision of non-audit services rendered by Ernst & Young LLP to the Advisers and Adviser Entities that were not required to be pre-approved by the audit committee is compatible with maintaining Ernst & Young LLP's independence.

APPOINTMENT OF INDEPENDENT AUDITORS

Each Board has appointed Ernst & Young LLP, independent registered public accounting firm, as independent auditors to audit the books and records of each Fund for its fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders' questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in each Fund, Nuveen, the Advisers or any other investment company sponsored by Nuveen.

SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable
Section 16(a) filing requirements during its last fiscal year, except that with respect to each of the Funds except Floating Rate, Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2, Quality Preferred 3 and Senior Income, Mr. Daniel Solender, a former officer of the Funds, made a late filing on Form 3 and with respect to Floating Rate, Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Senior Income, Arizona Dividend 2, Arizona Dividend 3, California Dividend 2, California Dividend 3, Insured California Dividend, Insured California Tax-

Free, Connecticut Dividend 2, Connecticut Dividend 3, Insured Florida Tax-Free, Georgia Dividend, Georgia Dividend 2, Maryland Dividend 2, Maryland Dividend 3, Insured Massachusetts Tax-Free, Michigan Dividend, New Jersey Dividend, New Jersey Dividend 2, North Carolina Dividend 2, North Carolina Dividend 3, Ohio Dividend, Ohio Dividend 2, Ohio Dividend 3, Pennsylvania Dividend, Pennsylvania Dividend 2 and Virginia Dividend an amended Form 3 was filed on behalf of the Advisers disclosing shares representing the initial capital provided by the Advisers. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund's equity securities.

INFORMATION ABOUT THE ADVISERS

NAC, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund, except Floating Rate, Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2, Quality Preferred 3 and Senior Income. NIAC, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for Floating Rate, Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2, Quality Preferred 3 and Senior Income. The Advisers are wholly owned subsidiaries of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, Nuveen Investments, Inc. and its affiliates had over $100 billion of assets under management as of June 30, 2004. Nuveen Investments, Inc. is a publicly-traded company and a majority-owned subsidiary of The St. Paul Travelers Companies, Inc., 385 Washington Street, St. Paul, Minnesota 55102, a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2005, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 20, 2005. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than September 3, 2005. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

Fund shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement will be paid by the Funds pro rata based on the number of shareholder accounts.

Additional solicitation may be made by letter, telephone or telegraph by officers or employees of Nuveen or the Advisers, or by dealers and their representatives.

FISCAL YEAR

The last fiscal year end for each Fund, except Floating Rate, Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Senior Income, the Arizona Funds, the California Funds, the Michigan Funds, the New Jersey Funds, the Ohio Funds, the Pennsylvania Funds and Texas Quality, was May 31, 2004. The last fiscal year end for the Florida Funds, the New Jersey Funds and the Pennsylvania Funds was June 30, 2004. The last fiscal year end for Floating Rate, Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Senior Income, the Arizona Funds, the Michigan Funds, the Ohio Funds and Texas Quality was July 31, 2004. The last fiscal year end for the California Funds was August 31, 2004.

ANNUAL REPORT DELIVERY

Annual reports will be sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Jessica R. Droeger

Vice President and Secretary

October 18, 2004

                                                                      APPENDIX A

                     NUVEEN MANAGEMENT INVESTMENT COMPANIES

                            AUDIT COMMITTEES CHARTER

                             Revised February, 2004

ORGANIZATION AND MEMBERSHIP

There shall be a committee of each Board of Directors/Trustees (the "Board") of the Nuveen Management Investment Companies (the "Funds" or, individually, a "Fund") to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the New York Stock Exchange, the American Stock Exchange, Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee's "financial expert" as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

STATEMENT OF POLICY, PURPOSE AND PROCESSES

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds, (2) the quality and integrity of the financial statements of the Funds, (3) the Funds' compliance with legal and regulatory requirements, and (4) the independent auditors' qualifications, performance and independence. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds' internal auditor, and the Funds' independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund's annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, "Nuveen") or the Funds' independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. The Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

     With respect to Fund financial statements:

          1. Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds' disclosures in its periodic reports under "Management's Discussion and Analysis."

          2. Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors' review of the Funds' financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman's judgment.

          3. Discussing with management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

          4. Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies, and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

          5. Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

          6. Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

          7. Discussing with Fund management the Funds' major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

          8. Reviewing disclosures made to the Audit Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

     With respect to the independent auditors:

          1. Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

          2. Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors' evaluation of the Funds' financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management's response, including any restrictions on the scope of the independent auditor's activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

          3. Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

          4. Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor's independence. After reviewing the foregoing report[s] and the independent auditor's work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

          5. Reviewing any reports from the independent auditors mandated by
             Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds' financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

          6. Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

          7. Establishing and recommending to the Board for ratification policies for the Funds', Fund management or the Fund adviser's hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

          8. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

     With respect to any internal auditor:

          1. Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

          2. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

     Other responsibilities:

          1. Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser's counsel and independent counsel to the Board legal matters that may have a material impact on the Fund's financial statements or compliance policies.

          2. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

          3. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

          4. Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

          5. Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds' financial statements or accounting policies.

          6. Obtaining reports from management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations.

          7. Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' independent auditors, or the performance of the internal audit function.

          8. Performing any special reviews, investigations or oversight responsibilities requested by the Board.

          9. Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

          10. Undertaking an annual review of the performance of the Audit Committee.

          11. Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                                                                      APPENDIX B

                              AMENDED AND RESTATED
                  NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I. NOMINATING AND GOVERNANCE COMMITTEE: MEMBERSHIP AND PURPOSE

The Nominating and Governance Committee shall be composed entirely of independent directors of the Board with one independent director elected as chair of the committee. The term "independent director" as used in this Charter means any director or trustee who is not an "interested person" of the Funds as such term is defined in the Investment Company Act of 1940, as amended, and any rules or regulations adopted thereunder (the "1940 Act").

The purpose of the Committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to the Funds' Board of Directors, and matters related thereto. In addition, the Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of Committee members, the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto.

II. BOARD: SELECTION AND TENURE

     A. The Committee shall periodically review the composition of the Board of Directors, including its size and mix of skills, experience, and background.

     B. The Committee shall, as part of the recruitment process, and with the assistance of its counsel, define and clarify the duties and responsibilities of Board members. In performing this function, the Committee shall consider, among other things, legal and fiduciary duties; expectations regarding preparation, attendance, and participation at meetings; fund ownership; and limitations on investments.

     C. The Committee shall make nominations for director membership on the Board of Directors, with input from various sources as the committee deems necessary. The Committee shall evaluate the members of the current Board of Directors and identify, recruit and evaluate candidates for Board membership, including evaluation of their independence from the Funds' investment adviser and other principal service providers, including any affiliates of such persons, if applicable. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act and any other applicable federal securities laws and regulations and rules and regulations of self-regulatory organizations that might impair their independence, e.g., business, financial or family relationships with the Funds' investment adviser and service providers, including any affiliates of such persons.

     D. The Committee shall review on an annual basis questionnaires completed by all directors regarding their independence.

     E. The Committee shall periodically review and make recommendations with regard to the tenure of the directors, including term limits and/or age limits.

     F. The Committee shall look to many sources for recommendations of qualified directors. These sources shall include current directors, members of the management company, current security holders of the Funds, third party sources and any other persons or entities as may be deemed necessary or desirable by the

            Committee. The Committee may, but shall not be required to, develop and establish additional material elements of the foregoing policy in furtherance of the objectives and elements currently stated therein.

     G. The Committee may, but shall not be required to, establish necessary or desirable minimum qualifications to be possessed by all nominees and may also establish specific qualities or skills to be possessed by one or more directors.

III. COMMITTEES: SELECTION AND REVIEW

     A. Subject to the approval of the full Board, the Committee shall review committee assignments at least annually and make nominations for director membership on all committees. The committee shall also recommend to the full Board the chair of each committee.

     B. The Committee shall periodically review and make recommendations to the full Board regarding the responsibilities and charters of any committee (other than the Audit Committee) of the Board, the continuing need for each committee, the need for additional committees, and the need or desire to combine or reorganize committees.

IV. BOARD: EDUCATION AND OPERATIONS

     A. The Committee shall periodically review and make recommendations concerning continuing education for incumbent directors and appropriate orientation materials and procedures for new directors.

     B. The Committee shall periodically review and make recommendations concerning the organization of Board of Directors meetings, including the frequency, timing, content, and agendas of the meetings.

     C. The Committee shall evaluate the performance of the Board at least annually, with a view towards enhancing its effectiveness.

     D. The Committee shall establish a process by which security holders will be able to communicate in writing with members of the Board of Directors via regular mail. The Manager of Fund Board Relations, or such other person designated by the Committee, shall assist the Committee in developing and implementing this process. The process will also provide that the Manager of Fund Board Relations, or such other person designated by the Committee, will be appointed to administer the operations of the communications process established hereunder. Written communications to directors should be addressed to the Funds at the address of the principal offices of the Funds, which currently is 333 West Wacker Drive, Chicago, Illinois 60606. If the communication is intended for a specific director and so indicated it will be sent only to that director. If a communication does not indicate a specific director it will be sent to the Chair of the Committee and the outside counsel to the independent directors for further distribution as deemed appropriate by such persons. The Committee is hereby authorized to oversee the administration, implementation and maintenance of this communications process and further develop and refine this process as deemed necessary or desirable by the Committee.

     E. The Committee shall establish a policy relating to attendance by directors at annual meetings of the Funds.

V. OTHER POWERS AND RESPONSIBILITIES

     A. The Committee shall monitor the performance of legal counsel, and any other service providers (other than the independent auditors, which are monitored by the Audit Committee) that are chosen by the directors, and shall supervise counsel for the independent directors.

     B. The Committee shall periodically review and make recommendations regarding director compensation to the full Board of Directors.

     C. The Committee shall have the resources and authority to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

     D. The Committee shall be authorized to adopt Key Practices to further develop, clarify and implement its duties and responsibilities as set forth in this Charter, which Key Practices may be amended and/or restated from time to time upon the approval of a majority of the members of the Committee.

                           (NUVEEN INVESTMENTS LOGO)

       Nuveen Investments
       333 West Wacker Drive
       Chicago, IL 60606-1286

       (800) 257-8787

       www.nuveen.com                                                    JFR1104

                                 (NUVEEN LOGO)

                               NUVEEN INVESTMENTS

Nuveen Investments
333 West Wacker Dr.
Chicago IL  60606
www.nuveen.com

999 999 999 999 99
                               [INSERT FUND NAME]
                                     Common

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and follow the recorded instructions.

2. On the Internet at www.proxyweb.com, and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope, to Proxy Tabulator, PO Box 9139, Hingham, MA 02043.


                THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
            FOR AN ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 17, 2004

The Annual Meeting of shareholders will be held Wednesday, November 17, 2004 at 8:30 a.m., San Francisco time, at the Embassy Room of the Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on November 17, 2004 or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).

                                         Date:
                                              ---------------------------------
                                         SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                         ON LEFT. (Please sign in Box)

                                         ---------------------------------------


                                         ---------------------------------------

                                         NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                         IT APPEARS ON THIS PROXY. IF SHARES ARE
                                         HELD JOINTLY, EACH HOLDER MUST SIGN THE
                                         PROXY, IF YOU ARE SIGNING ON BEHALF OF
                                         AN ESTATE, TRUST OR CORPORATION, PLEASE
                                         STATE YOUR TITLE OR CAPACITY.

PLEASE FILL IN BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

PLEASE DO NOT USE FINE POINT PENS.



In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD.


1.         Election of Board Members:

(01)       Robert P. Bremner            (04)     William C. Hunter             FOR NOMINEES          WITHHOLD
(02)       Lawrence H. Brown            (05)     Judith M. Stockdale          listed at left        AUTHORITY
(03)       Jack B. Evans                                                    (except as marked    to vote for all
                                                                             to the contrary)    nominees listed
                                                                                   [ ]               at left
                                                                                                       [ ]


(INSTRUCTION:  To withhold authority to vote for any
individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)
-------------------------------------------------------------------

                                 (NUVEEN LOGO)

                               NUVEEN INVESTMENTS

Nuveen Investments
333 West Wacker Dr.
Chicago IL 60606
www.nuveen.com

999 999 999 999 99

                               [INSERT FUND NAME]
                                   Preferred

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and follow the recorded instructions.

2. On the Internet at www.proxyweb.com, and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope, to Proxy Tabulator, PO Box 9139, Hingham, MA 02043.

                THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
            FOR AN ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 17, 2004

The Annual Meeting of shareholders will be held Wednesday, November 17, 2004 at 8:30 a.m., San Francisco time, at the Embassy Room of the Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on November 17, 2004 or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).

                                        Date:
                                             ----------------------------------
                                        SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                        ON LEFT. (Please sign in Box)

                                        ---------------------------------------


                                        ---------------------------------------

                                        NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                        IT APPEARS ON THIS PROXY. IF SHARES ARE
                                        HELD JOINTLY, EACH HOLDER MUST SIGN THE
                                        PROXY, IF YOU ARE SIGNING ON BEHALF OF
                                        AN ESTATE, TRUST OR CORPORATION, PLEASE
                                        STATE YOUR TITLE OR CAPACITY.

PLEASE FILL IN BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.  [X]

PLEASE DO NOT USE FINE POINT PENS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD.


1.         Election of Board Members:

(01)       Robert P. Bremner            (05)     William J. Schneider          FOR NOMINEES          WITHHOLD
(02)       Lawrence H. Brown            (06)     Timothy R. Schwertfeger      listed at left         AUTHORITY
(03)       Jack B. Evans                (07)     Judith M. Stockdale        (except as marked     to vote for all
(04)       William C. Hunter                                                 to the contrary)     nominees listed
                                                                                    [ ]               at left
                                                                                                        [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)

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